________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $235,680,000 (APPROXIMATE)
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                              RAAC SERIES 2004-SP1



                           RAAC SERIES 2004-SP1 TRUST
                                     ISSUER

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                    DEPOSITOR


                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER



EXPECTED TIMING:      Pricing Date:       On or about June [17], 2004
                      Settlement Date:    On or about June [25], 2004
                      First Payment       July 26, 2004
                      Date:


STRUCTURE:   Group I (Fixed)   $153,386,364 million senior/subordinate structure
             Group II (ARMs)   $82,293,749 million senior/subordinate structure
             Rating Agencies:  Moody's and Standard & Poor's




                                  JUNE 15, 2004

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted  average lives shown in the  Computational  Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________


FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT
Matt Whalen                 (212) 449-0752
Paul Park                   (212) 449-6380
Tom Saywell                 (212) 449-2122
Fred Hubert                 (212) 449-5071
Alan Chan                   (212) 449-8140
Alice Chang                 (212) 449-1701
Sonia Lee                   (212) 449-5067
Amanda de Zutter            (212) 449-0425

TRADING
Scott Soltas                (212) 449-3659
Charles Sorrentino          (212) 449-3659

RESEARCH
Glenn Costello              (212) 449-4457





--------------------------------------------------------------------------------
ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE COLLATERAL BALANCES AS OF JUNE 1, 2004 (THE "CUT-OFF DATE") UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------









________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




                  RAAC SERIES 2004-SP1 TRUST STRUCTURAL SUMMARY

                                  JUNE 15, 2004
                $235,680,000 (APPROXIMATE - SUBJECT TO REVISION)

CHARACTERISTICS OF THE CERTIFICATES (1), (2), (3)

------- ---------- ------------- ------------ ----- ------------- ------------- --------------------- --------------- --------------
Class     Amount      Ratings     Bond Type    Pmt.    Interest     WAL (yrs.)   Pmt. Window (mos.)    Exp. Maturity     Final
           ($)      (S&P /Moody's)             Delay   Accrual      to Call /    to Call / Maturity    to Call /        Scheduled
                                              (days)   Basis        Maturity                           Maturity        Maturity (10)
------- ---------- ------------- ------------ ----- ------------- ------------- --------------------- --------------- --------------
 A-I-1  $81,254,000  AAA / Aaa   Sr Fltr (4)    0     Actual/360   1.00 / 1.00    1 - 27 / 1 - 27     09/06 / 09/06     06/2013
 A-I-2  $31,951,000  AAA / Aaa   Sr Fxd (7)    24     30/360       3.00 / 3.00   27 - 50 / 27 - 50    08/08 / 08/08     01/2022
 A-I-3  $17,940,000  AAA / Aaa   Sr Fxd (6,7)  24     30/360       5.58 / 6.55   50 - 79 / 50 - 170   01/11 / 08/18     03/2034
 A-I-4  $14,572,000  AAA / Aaa Sr Fxd - NAS(7) 24     30/360       5.64 / 6.13   38 - 79 / 38 - 169   01/11 / 07/18     08/2027
 A-II   $78,179,000  AAA / Aaa  Sr Fltr (6,8)   0    Actual/360    2.64 / 2.90    1 - 79 / 1 - 168    01/11 / 06/18     03/2034
 A-IO   $         0  AAA / Aaa Int only NAS(5) 24     30/360       0.98 / 0.98        NA / NA         11/06 / 11/06     11/2006
 M-1    $ 5,302,000  AA / Aa2   Mez Fltr (6,9)  0   Actual /360    4.51 / 4.75   38 - 79 / 38 - 105   01/11 / 03/13     03/2034
 M-2    $ 4,124,000                                             Not Offered Hereby
 M-3    $ 2,358,000 BBB / Baa2  Mez Fltr (6,9)  0   Actual /360    4.08 / 4.08   37 - 71 / 37 - 71    05/10 / 05/10     03/2034

 GRAND TOTAL    $235,680,000
------- ---------- ------------- ------------ ----- ------------- ------------- --------------------- --------------- --------------

NOTES:

(1)  Class sizes subject to a 10% variance.
(2) Pricing  Prepayment  Assumption:
                                  Group I Loan: 25% CPR
                                  Group II Loans: 25% CPR
(3) Each Certificate is illustrated as priced to both (i) the 10% optional call and (ii) to maturity.
(4) The pass-through rate on the Class A-I-1 Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin and (ii) the Class A-I Net WAC Cap Rate.
(5) The Class A-IO Certificates have an initial notional amount of approximately $235,680,113.
(6) If the 10% optional call is not exercised, the coupon on the Class A-I-3 Certificates will increase by 0.50% per annum beginning on the second Distribution Date after the first possible optional call date. Likewise, if the 10% optional call is not exercised, the margin on the Class A-II Certificates will double beginning on the second Distribution Date after the first possible optional call date and the margin on the Class M-1, Class M-2 and Class M-3 Certificates will increase to 1.5x the original margin beginning on the second Distribution Date after the first possible optional call date.
(7) The pass-through rates on the Class A-I-2, Class A-I-3 and Class A-I-4 Certificates will be equal to the related fixed rate per annum, and in the case of the Class A-I-3 and Class A-I-4 Certificates, subject to the Class A-I Net WAC Cap Rate.
(8) The pass-through rate on the Class A-II Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Class A-II Net WAC Cap Rate and (iii) 14.00% per annum.
(9) The pass-through rates on the Class M-1, Class M-2 and Class M-3 Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Class M Net WAC Cap Rate and (iii) 14.00% per annum.
(10) Calculated based on 0% CPR, no losses, no overcollateralisation and Final Scheduled Maturity on Class A-I-3, Class A-II, Class M-1, Class M-2 and Class M-3 Certificates being one month after the maturity date of the last maturing loan.




________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



ISSUER: RAAC Series 2004-SP1 Trust.

CERTIFICATES: The Class A-I-1 through Class A-I-4 Certificates (collectively, the "Class A-I Certificates") are backed by first and second lien, fixed-rate mortgage loans (the "Group I Loans").

     The Class A-II Certificates are backed by first lien, adjustable-rate mortgage loans (the "Group II Loans").

     The Class A-IO Certificates are interest only securities; they will not have a certificate principal balance and will not be entitled to any payments of principal. Interest will accrue on the Class A-IO Notional Balance as described herein. The Class A-IO certificates are backed by the Group I Loans and the Group II Loans.

     The Class M-1 through Class M-3 Certificates (collectively, the "Class M Certificates") are backed by the Group I Loans and the Group II Loans.

     The Class A-I Certificates and Class A-II Certificates are referred to together as the "Class A Certificates."

     Only the Class A, Class A-IO, Class M-1 and Class M-3 Certificates are offered hereby.

LEAD MANAGER: Merrill Lynch, Pierce, Fenner & Smith Incorporated.

CO-MANAGERS:  Deutsche Bank Securities Inc. and Residential  Funding  Securities
     Corporation.

DEPOSITOR: Residential Asset Mortgage Products, Inc. ("RAMP").

TRUSTEE: JPMorgan Chase Bank.

MASTER  SERVICER:   Residential  Funding  Corporation  (the  "Seller",   "Master
     Servicer" or "Residential Funding").

SUBSERVICER: Primary servicing will be provided by Wilshire Credit Corporation, Inc ("Wilshire") with respect to approximately 41.91% of the mortgage loans. Wilshire is a wholly-owned subsidiary of Merrill Lynch & Co, Inc. Primary servicing will be provided by Bank of America, N.A. with respect to approximately 41.07% of the mortgage loans.

CUT-OFF DATE: June 1, 2004 after deducting payments due during the month of June
     2004.

SETTLEMENT DATE: On or about June 25, 2004.

DISTRIBUTION DATES: 25th of each month (or the next business day if such day is not a business day) commencing on July 26, 2004.

FORM OF CERTIFICATES: Book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS: For the Class A and Class M-1 Certificates: $25,000 and integral multiples of $1 in excess thereof; For the Class M-2 and Class M-3
     Certificates: $250,000 and integral multiples of $1 in excess thereof; For the Class A-IO Certificates: $1,000,000 notional amount and integral multiples of $1 in excess thereof.


________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________


ERISACONSIDERATIONS:  It is expected that, as of the Settlement  Date, the Class
     A Certificates and the Class A-IO Certificates will be eligible for purchase by employee benefit plans or other retirement arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. The Class M Certificates are not expected to be eligible for purchase by such plans as of the Settlement Date. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Certificates.

LEGALINVESTMENT:   The  Certificates   will  not  constitute   "mortgage-related
     securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAX  STATUS: One or more REMIC elections.

COLLATERAL  DESCRIPTION:   Two  loan  groups:  Group  I  (fixed)  and  Group  II
     (adjustable).
     o Group I Loans will consist of first and second lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $153,386,364 as of the Cut-off Date.
     o Group II Loans will consist of first lien, adjustable-rate mortgage loans with an aggregate principal balance of approximately $82,293,749 as of the Cut-off Date.

PRICING PREPAYMENT ASSUMPTION: Group I - 25% CPR.
                               Group II - 25% CPR.

OPTIONAL CALLS: If the aggregate principal balance of the mortgage loans falls below 10% of the original aggregate principal balance of the mortgage loans ("Optional Call Date"), the Master Servicer may terminate the trust.

THE PRINCIPAL INVESTMENT ACTIVITIES PROGRAM: The mortgage loans included in the trust were acquired and evaluated under Residential Funding's Principal Investment Activities Program ("PIA"). The PIA program, among other types of collateral, targets seasoned assets offered in the secondary market. These loans may be called loans, loans acquired as part of portfolio sales, or may be loans with program exceptions or may be secured by unusual property types. The loans may have document deficiencies or have prior and/or current delinquencies or a combination of one or more of the foregoing.

     The PIA program's process for acquiring a loan is intended to determine whether the characteristics of the loan, the borrower and the collateral, taken as a whole, represent an acceptable lending risk. The factors considered include:

     o    the mortgage loan's payment terms and characteristics;
     o the borrower's credit profile, both current and, if available, at origination;
     o an analysis of the mortgagor's ability and willingness to make full and timely repayment; o the value of the mortgaged property, as evidenced by a broker's price opinion, statistical value or comparison with real estate listings of comparable properties; and
     o the quality of the available legal documentation associated with the loan, including certain aspects of compliance with relevant laws.

     PIA's due diligence is tailored to address the particular risk profile of each acquisition.

________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________


     Mortgage loans acquired under the PIA program may have unusual payment terms and characteristics. For example, they may be balloon loans, negative amortization loans, may have some of their payments deferred (documented and undocumented), may provide for simple interest or may adjust based on an uncommon index. The loans may have been modified following a payment delinquency, and as a result the final maturity of the loan may have been extended, or a balloon payment may be required to be paid by the borrower at the maturity of the loan.

     The values of mortgaged properties securing loans acquired under the PIA program obtained are generally compared to an estimated value, recent listings of comparable properties, statistical values and/or broker's price opinions.

     The PIA program loans may have missing or defective loan documentation. Mortgage notes, intervening assignments and title insurance may not be included in the related mortgage file. Residential Funding Corporation will not be obligated to repurchase any PIA program loan because of such missing or defective documentation unless the omission or defect materially interferes with the servicer's or master servicer's ability to foreclose on the related mortgaged property.


CREDIT ENHANCEMENT:

     A. SUBORDINATION. Except as described below, if the Class M Certificates remain outstanding, losses on the mortgage loans which are not covered by excess cash flow or overcollateralization will be allocated to the class of Class M Certificates with the lowest payment priority, and the other classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the Class M Certificates are outstanding, all such losses will be allocated to the related Class A Certificates as described in the prospectus supplement.

          -------------- -----------------
              Class      Initial
                         Subordination(1)
          -------------- -----------------
          Class A           6.00%
          Class M-1         3.75%
          Class M-2         2.00%
          Class M-3         1.00%
          -------------- -----------------
          (1) Includes the target overcollateralization requirement as described herein.

     B.   OVERCOLLATERALIZATION ("OC").

          ------------------------------------- -----------------
          INITIAL (% ORIG.)                                0.00%
          OC TARGET (% ORIG.)                              1.00%
          STEPDOWN OC TARGET (% CURRENT)(1)                2.00%
          OC FLOOR (% ORIG.)                               0.50%
          OC HOLIDAY                                        None
          ------------------------------------- -----------------
          (1) Subject to certain  trigger events as specified herein.


________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



PRIORITY OF PAYMENTS: Payments to the holders of the Certificates will be made from the available amount generally as follows:

     (1)  Distribution of accrued and unpaid interest to the Certificates;
     (2) Distribution of principal to the Certificates, in the priority described herein;
     (3) Distribution of principal to the Certificates from the excess interest on the mortgage loans, to cover realized losses;
     (4) Distribution of additional principal to the Certificates, from the excess interest on the mortgage loans, until the required level of overcollateralization is reached;
     (5)  Payment  to  the  Certificates  in  respect  of  prepayment   interest
          shortfalls;
     (6) To the extent provided in the prospectus supplement, payment to certain Class A-I Certificates in respect of any Class A-I Net WAC Cap Shortfall Carry-Forward Amount due to the application of the cap on the related pass-through rate, in the priority described herein, payment to the Class A-II Certificates in respect of any Class A-II Basis Risk Shortfall Carry-Forward Amount and payment to the Class M Certificates in respect of any Class M Basis Risk Shortfall Carry-Forward Amount;
     (7)  Payment  to  the   Certificates  in  respect  of  current  relief  act
          shortfalls;
     (8) To pay to the holders of the Class A Certificates, pro rata, and the Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and
     (9) Distribution of any remaining funds to the non-offered certificates (other than the Class M-2 Certificates).

ALLOCATION OF LOSSES: Realized Losses on the mortgage loans will be allocated or covered as follows:

     (1)  To the excess interest on the mortgage loans;
     (2)  By reduction of the Overcollateralization Amount;
     (3) To the Class M Certificates, in reverse order of their payment priority, in each case until the certificate principal balance thereof is reduced to zero; and
     (4) For losses on the Group I Loans, to all of the Class A-I Certificates on a pro rata basis, and for losses on the Group II Loans, to the Class A-II Certificates, in each case until the certificate principal balances thereof are reduced to zero.

CLASSA-IO  NOTIONAL  AMOUNT:  The Class A-IO  Notional  Amount is made up of the
     Class A-IO-I component and the Class A-IO-II component, which are related to the Group I Loans and the Group II Loans, respectively, as described under "Class A-IO Certificates below".

INTEREST ACCRUAL PERIOD: Class A-I-2, Class A-I-3 and Class A-I-4 Certificates and Class A-IO Certificates: the calendar month preceding the current Distribution Date on a 30/360 basis.

     Class A-I-1, Class A-II and Class M Certificates: from and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date, on an actual/360 basis.


________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



PASS-THROUGH RATES:

     o On each Distribution Date, the Class A-IO Pass-Through Rate will be a per annum rate of 1.50%. o On each Distribution Date, the Class A-I-1 Pass-Through Rate will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus [ ]% (the "Class A-I-1 Margin") and (ii) the Class A-I Net WAC Cap Rate.
     o The Class A-II Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II Margin"), and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 2 times the Class A-II Margin, (y) the Class A-II Net WAC Cap Rate, and (z) 14.00%.
     o On each Distribution Date, for the Class A-I-2 Certificates, interest will accrue at a fixed rate equal to its fixed rate coupon.
     o On each Distribution Date, for the Class A-I-3 and Class A-I-4 Certificates, interest will accrue at a fixed rate equal to the lesser of (a) their respective fixed rate coupons and (b) the Class A-I Net WAC Cap Rate.
     o The Class M-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus [ ]% (the "Class M-1 Margin"), and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 1.5 times the Class M-1 Margin, (y) the Class M Net WAC Cap Rate, and (z) 14.00%.
     o The Class M-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus [ ]% (the "Class M-2 Margin"), and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 1.5 times the Class M-2 Margin, (y) the Class M Net WAC Cap Rate, and (z) 14.00%.
     o The Class M-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus [ ]% (the "Class M-3 Margin"), and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 1.5 times the Class M-3 Margin, (y) the Class M Net WAC Cap Rate, and (z) 14.00%.
     o The fixed rate coupon on the Class A-I-3 Certificates will increase by 0.50% per annum for any Distribution Date beginning on the second Distribution Date after the first possible Optional Call Date.

CLASSA-I NET WAC CAP RATE: For any Distribution  Date, a per annum rate equal to
     (i) the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period minus (ii) the product of
     (a) the Pass-Through Rate on the Class A-IO Certificates and (b) a fraction, the numerator of which is the Class A-IO Notional Amount of the Class A-IO-I component and the denominator of which is the unpaid principal balance of the Group I Loans, and, in the case of the Class A-I-1 Certificates, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

     For any Distribution Date on which the Pass-Through Rate on the Class A-I Certificates is limited to the Class A-I Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon at the related Pass Through Rate (without giving effect to the Class A-I Net WAC Cap Rate) (the "Class A-I Net WAC Cap Shortfall Carry-Forward Amount").



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________


CLASSA-II NET WAC CAP RATE: For any Distribution Date, a per annum rate equal to (i) the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period minus (ii) the product of
     (a) the Pass-Through Rate on the Class A-IO Certificates and (b) a fraction, the numerator of which is the Class A-IO Notional Amount of the Class A-IO-II component and the denominator of which is the unpaid principal balance of the Group II Loans, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

     For any Distribution Date on which the Pass-Through Rate on the Class A-II Certificates is limited to the Class A-II Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon at the related Pass Through Rate (without giving effect to the Class A-II Net WAC Cap Rate), subject to a maximum of 14.00% per annum (the "Class A-II Basis Risk Shortfall Carry-Forward Amount").

CLASSM NET WAC CAP RATE:  For any  Distribution  Date, a per annum rate equal to
     (i) the weighted average of the weighted average of the Net Mortgage Rates of the Group I Loans and Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the aggregate certificate principal balance of the related Class A Certificates, minus
     (ii) the product of (a) the Pass-Through Rate on the Class A-IO Certificates and (b) a fraction, the numerator of which is the sum of the Class A-IO Notional Amounts of the Class A-IO-I component and Class A-IO-II component, and the denominator of which is the aggregate unpaid principal balance of the Group I Loans and Group II Loans.

     For any Distribution Date on which the Pass-Through Rate on the Class M Certificates is limited to the Class M Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a maximum of 14.00% per annum (the "Class M Basis Risk Shortfall Carry-Forward Amount")

CORRIDOR CONTRACT: The Class M Certificates will have the benefit of a series of payments pursuant to a corridor agreement (the "Corridor Contract"). With respect to any Distribution Date, payments received under the Corridor Contract will be available to pay the holders of the Class M Certificates any related Class M Basis Risk Shortfall Carry Forward Amount, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Class M Basis Risk Shortfall Carry Forward Amount.

     On each Distribution Date, payments under the Corridor Contract will be made on a notional balance (the "Corridor Notional Balance") set forth in the attached Interest Rate Corridor Schedule for that Distribution Date. To the extent that the Corridor Notional Balance in respect of a Distribution Date exceeds the aggregate certificate principal balance of the Class M Certificates on that Distribution Date (prior to any payments being made on such date), the amount payable under the Corridor Contract in respect of such excess will not be available to the holders of the Class M Certificates.


________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________


WEIGHTED AVERAGE Master servicing fee and  sub-servicing  fee of  approximately:
     MONTHLY FEES: [0.48]% for Group I [0.36]% for Group II

NET MORTGAGE RATE: With respect to any mortgage loan, the mortgage rate thereon minus the rates at which the master servicing and subservicing fees are paid.

ELIGIBLE  MASTER  SERVICING   COMPENSATION:   For  either  loan  group  and  any
     Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

ADVANCES: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

CLASSA-IO CERTIFICATES: The Class A-IO Certificates will be entitled to distributions of interest only and will accrue interest on a 30/360 basis. The Class A-IO Certificates will accrue interest on a notional amount equal to the sum of the Class A-IO-I Notional Amount (in the case of the Class A-IO-I component) and the Class A-IO-II Notional Amount (in the case of the Class A-IO-II component) at the applicable Class A-IO Pass-Through Rate. The Class A-IO-I Notional Amount and the Class A-IO-II Notional Amount for any Interest Accrual Period will be equal to the lesser of the aggregate principal balance of the Group 1 Loans and the Group 2 Loans, respectively, at the beginning of such Interest Accrual Period and the amount set forth in the relevant schedule below for that Interest Accrual Period.

                                                        Class A-IO
             Class A-IO-I        Class A-IO-II          Notional
 Period     Component ($) (1)   Component ($) (1)       Amount ($)
----------------------------------------------------------------------
   1          153,386,364          82,293,749         235,680,113
   2          141,639,122          76,075,877         217,714,999
   3          130,787,085          70,326,726         201,113,811
   4          120,762,322          65,008,723         185,771,045
   5          111,502,037          60,091,799         171,593,836
   6          102,948,184          55,545,888         158,494,072
   7           95,047,107          51,342,801         146,389,908
   8           87,749,212          47,456,994         135,206,206
   9           81,008,656          43,864,536         124,873,192
   10          74,783,069          40,543,361         115,326,430
   11          69,033,288          37,473,024         106,506,312
   12          63,723,118          34,634,624          98,357,742
   13          58,819,107          32,010,868          90,829,975
   14          54,290,335          29,585,372          83,875,707
   15          50,108,230          27,343,424          77,451,654
   16          46,246,384          25,270,831          71,517,215
   17          42,680,395          23,354,929          66,035,324
   18          39,387,710          21,583,900          60,971,610
   19          36,347,490          19,946,814          56,294,304
   20          33,540,475          18,433,565          51,974,040
   21          30,948,871          17,034,809          47,983,680
   22          28,556,235          15,741,902          44,298,137
   23          26,347,373          14,546,781          40,894,154
   24          24,308,245          13,442,142          37,750,387
   25          22,425,881          12,420,888          34,846,769
   26          20,688,296          11,477,004          32,165,300
   27          19,084,418          10,604,643          29,689,061
   28          17,604,016           9,798,399          27,402,415
   29          16,237,639           9,053,274          25,290,913
  30+                   -                   -                   -


     (1)  Subject  to  the  formula  described  in  the  immediately   preceding
          paragraph



     The Class A-IO Certificates will not be entitled to distributions of any kind after the Distribution Date in November 2006.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the mortgage loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A Certificates and Class M Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

REQUIRED  OVERCOLLATERALIZATION  AMOUNT:  With respect to any Distribution Date,
     (a) if such Distribution Date is prior to the Stepdown Date, 1.00% of the aggregate stated principal balance of the mortgage loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Stepdown Date, the greater of (i) 2.00% of the then current aggregate stated principal balance of the mortgage loans as of the end of the related due period and
     (ii) the Overcollateralization Floor, provided, however, that if a Trigger Event is in effect on any Distribution Date, the Required Overcollateralization Amount shall equal the Required Overcollateralization Amount from the immediately preceding Distribution Date.

TRIGGER EVENT: A Trigger Event is in effect on any  Distribution  Date if either
     (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [50]% of the Senior Enhancement Percentage, or (ii) cumulative realized losses on the mortgage loans as a percentage of the initial aggregate principal balance of the mortgage loans as of the Cut-off Date exceed the following amounts:

     --------------- ---------------------------
     Months          37-48  [1.50]%  in the first  month
                     plus  an   additional   1/12th   of
                     [0.50%] for every month thereafter
     ............... ...........................
     ............... ...........................
     Months 49-60    [2.00]% in the first
                     month plus an additional
                     1/12th of [0.50%] for
                     every month thereafter
     ............... ...........................
     ............... ...........................
     Months 61-72    [2.50]% in the first
                     month plus an additional
                     1/12th of [0.25%] for
                     every month thereafter
     ............... ...........................
     ............... ...........................
     Month 73        [2.75]%
     and
     thereafter
     ............... ...........................
     ............... ...........................

     --------------- ---------------------------

SIXTY-PLUS DELINQUENCY PERCENTAGE: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the mortgage loans immediately preceding that Distribution Date.

SENIOR ENHANCEMENT PERCENTAGE: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M-1, Class M-2 and Class M-3 Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date.

OVERCOLLATERALIZATION FLOOR: An amount equal to 0.50% of the aggregate stated principal balance of the mortgage loans as of the Cut-off Date.




________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




OVERCOLLATERALIZATION INCREASE AMOUNT: With respect to any Distribution Date, an amount equal to the lesser of (i) available excess cash flow from the mortgage loans available for payment of the Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

OVERCOLLATERALIZATION REDUCTION AMOUNT: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the mortgage loans for that Distribution Date.

EXCESS OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.

PRINCIPAL DISTRIBUTION  AMOUNT:  As to any Distribution  Date, the lesser of (i)
     the aggregate certificate principal balance of the Class A and Class M Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the mortgage loans other than Subsequent Recoveries and (b) the Overcollateralization Increase Amount less (c) the Overcollateralization Reduction Amount.

CLASSA PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o    the Principal Distribution Amount for that Distribution Date; and
     o the excess, if any, of (A) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

PRINCIPAL ALLOCATION  AMOUNT:  With respect to any Distribution Date, the sum of
     (a) the principal remittance amount for that Distribution Date on the mortgage loans and (b) the aggregate principal amount of realized losses on the mortgage loans in the calendar month preceding that Distribution Date, to the extent covered by excess cash flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient excess cash flow to cover all realized losses on the mortgage loans, in determining the Class A-I Principal Distribution Amount and the Class A-II Principal Distribution Amount, the available excess cash flow will be allocated to the Class A-I Certificates and Class A-II Certificates, pro rata, based on the principal portion of realized losses on the Group I Loans and Group II Loans, respectively.

________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________


CLASSA-I PRINCIPAL  DISTRIBUTION AMOUNT: On any Distribution Date, the lesser of
     (i) the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group I Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that Distribution Date and (ii) the aggregate certificate principal balance of the Class A-I Certificates.

CLASSA-II PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the lesser of (i) the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group II Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that Distribution Date and (ii) the certificate principal balance of the Class A-II Certificates.

CLASSA PRINCIPAL DISTRIBUTIONS: The Class A Principal Distribution Amount will be distributed to the Class A Certificates as follows:

     o The Class A-I Principal Distribution Amount will be paid to the Class A-I Certificates, in the priority set forth herein, until the aggregate certificate principal balance of the Class A-I Certificates has been reduced to zero and then to the Class A-II Certificates until the certificate principal balance of the Class A-II Certificates has been reduced to zero.
     o The Class A-II Principal Distribution Amount will be paid to the Class A-II Certificates until the certificate principal balance of the Class A-II Certificates has been reduced to zero and then to the Class A-I Certificates, in the priority set forth herein, until the aggregate certificate principal balance of the Class A-I Certificates has been reduced to zero.

PRIORITY  OF  CLASS  A-I  PRINCIPAL  DISTRIBUTIONS:   The  Class  A-I  Principal
     Distribution Amount will be distributed to the Class A-I-1 through the Class A-I-4 Certificates as follows: first to the Class A-I-4 Certificates in an amount equal to the Class A-I-4 Lockout Distribution Amount for that distribution date, and then the remaining amounts will be paid to the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, in that order, in each case until paid in full.

CLASSA-I-4 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date, the product of (x) the Class A-I-4 Lockout Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class A-I-4 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-4 Lockout Distribution Amount for a Distribution Date exceed the Class A-I Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class A-I-4 Certificates immediately prior to that Distribution Date.

CLASSA-I-4 PRO RATA DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class A-I-4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Class A-I Certificates immediately prior to that Distribution Date and (y) the Class A-I Principal Distribution Amount for that Distribution Date.

CLASS A-I-4 LOCKOUT PERCENTAGE:

      DISTRIBUTION DATES                                 LOCKOUT PERCENTAGE
      July 2004 through and including June 2007                  0%
      July 2007 through and including June 2009                 45%
      July 2009 through and including June 2010                 80%
      July 2010 through and including June 2011                 100%
      July 2011 and thereafter                                  300%

CLASSM-1 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Distribution Date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and
     o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to the distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to the distributions to be made on that Distribution Date, less the Overcollateralization Floor.

________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



CLASSM-2 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Distribution Date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and
     o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates and Class M-1 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

CLASSM-3 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Distribution Date
     (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount; and
     o the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates and Class M-2 Certificates (after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



SUBORDINATION PERCENTAGE: As to any class of Class A or Class M Certificates, the respective percentage set forth below:

     CLASS          PERCENTAGE

        A           [88.00]%

       M-1          [92.50]%

       M-2          [96.00]%

       M-3          [98.00]%

STEPDOWN DATE: The Distribution Date which is the later to occur of (x) the Distribution Date in July 2007 and (y) the first Distribution Date on which the aggregate stated principal balance of the mortgage loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the mortgage loans as of the Cut-off Date.

SUBSEQUENT RECOVERIES: Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.






________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________






                              TOTAL MORTGAGE LOANS

--------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                           $235,680,113
Aggregate Original
Principal Balance                                                 $289,928,961
Number of Mortgage Loans                                             4,277
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MINIMUM           MAXIMUM           AVERAGE (1)
Original Principal Balance      $4,163          $1,250,000           $67,788
Outstanding Principal
Balance                         $1,527          $1,250,000           $55,104
--------------------------------------------------------------------------------
                                MINIMUM           MAXIMUM       WEIGHTED AVERAGE
                                                                       (2)
Original Term (mos)               36                420                271
Stated remaining Term (mos)       1                 356                205
Loan Age (mos)                    4                 359                 66
Current Interest Rate           2.500%            18.000%             7.466%
Initial Interest Rate Cap
(3)                             0.250%            16.375%             2.872%
Periodic Rate Cap (3)           0.250%            15.625%             1.556%
Gross Margin (3)               -1.960%            10.125%             3.550%
Maximum Mortgage Rate (3)       8.875%            24.000%            13.219%
Minimum Mortgage Rate (3)       0.000%            12.650%             4.705%
Months to Roll (3)                1                 163                 17
Original Loan-to-Value (4)
(5)                             5.00%             216.00%             76.44%
Current Loan-to-Value (6)
(7)                             1.00%             210.00%             67.91%
Credit Score (8)                 457                837                680
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  EARLIEST            LATEST
Maturity Date                                  July 28, 2004    February 5, 2034
--------------------------------------------------------------------------------

                           NUMBER OF LOANS   PRINCIPAL BALANCE   % OF PRINCIPAL
                                                                     BALANCE
Fixed Rate                      3,430          $153,386,364           65.08%
ARM                              847            $82,293,749           34.92%

Simple Interest Loans           2,694           $96,701,574           41.03%

Fully Amortizing                3,976          $197,811,572           83.93%
Interest-Only                     19            $11,903,377           5.05%
Balloon                          122            $13,524,040           5.74%
Negative Amortization            160            $12,441,125           5.28%

First Lien                      3,437          $219,171,417           93.00%
Second Lien                      840            $16,508,696           7.00%

                           % OF PRINCIPAL
                           BALANCE
Delinquency Status
Current                         98.52%
30-59 days                      1.48%
--------------------------------------------------------------------------------

(1)  Sum of Principal Balance divided by total number of loans.
(2)  Weighted by Outstanding Principal Balance.
(3)  Adjustable Rate Mortgage Loans only.
(4) In the above Summary Table and the following total mortgage loan tables, the original loan-to-value ratio has been calculated based on the original principal balance of the relevant mortgage loan divided by the lesser of
     (i) the original appraised value of the relevant property as indicated in the loan file and (ii) in the case of a purchase loan, the original sales price of the relevant property. In the case of certain first lien loans, where the loan file contains neither an appraised value of the relevant property nor a sales price (which is the case with respect to approximately 9.63% of the total mortgage loans by principal balance), such mortgage loans are assumed to have an original loan-to-value ratio of 80%.
(5) With respect to each of the Mortgage Loans indicated in the above table as having a loan-to-value ratio at origination greater than 125%, a statistical valuation or broker's price opinion was obtained indicating that as of the Cut-off Date, the current loan-to-value ratio (computed on the basis of the updated statistical valuation or broker's price opinion and the outstanding principal balance as of the Cut-off Date) was 125% or less.
(6) In the above Summary Table and the following total mortgage loan tables, the current loan-to-value ratio has been calculated based on the principal balance of the relevant mortgage loan as at the Cut-off Date divided by the original value of the relevant property, such value being determined in accordance with the procedures outlined in footnote (4).
(7) With respect to each of the Mortgage Loans indicated in the above table as having a current loan-to value greater than 125% (computed on the basis of the original value of the property), a statistical valuation or broker's price opinion was obtained indicating that as of the Cut-off Date the current loan-to-value ratio (computed on the basis of the updated statistical valuation or broker's price opinion and the outstanding principal balance as of the Cut-off Date) was 125% or less.
(8)  Minimum and Weighting only for loans with scores.




________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




             TOTAL MORTGAGE LOANS BY NOTIONAL CREDIT CLASSIFICATION


--------------------------------------------------------------------------------------------------------------
CATEGORY:                PRIME          A/ALT A        INSURED          A-          SUBPRIME        TOTAL
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
PERCENT OF TOTAL:        45.82%          23.23%         1.72%         15.41%         13.82%        100.00%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
FIXED:                   61.93%          71.31%         71.05%        67.70%         61.42%        65.08%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
ARM:                     38.07%          28.69%         28.95%        32.30%         38.58%        34.92%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
CURRENT BALANCE:      $107,988,030    $54,744,825     $4,053,046    $36,319,602    $32,574,610  $235,680,113
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
LOAN COUNT:              2,302            868             33            591            483          4277
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
AVERAGE BALANCE:        $46,911         $63,070        $122,820       $61,454        $67,442       $55,104
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
WAM (MOS):                182             210            273            221            248           205
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
WA AGE (MOS):              77              49             84            62             62            66
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
WA ORIG. TERM (MOS):      258             259            357            283            310           271
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
BALLOON:                 4.14%           9.24%          0.00%          5.72%          5.88%         5.74%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
FIRST LIEN:              89.89%          93.65%        100.00%        95.54%         98.50%        93.00%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
WA FICO (NON-ZERO):       731             669            597            632            589           680
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
WA ORIGINAL LTV:         72.54%          80.39%         90.11%        79.36%         77.78%        76.44%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
WA CURRENT LTV:          61.94%          73.88%         81.06%        71.97%         71.52%        67.91%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
WA MARGIN (ARMS
ONLY):                   2.483%          4.200%         2.352%        4.628%         5.334%        3.550%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED:          88.83%          93.22%        100.00%        93.39%         96.75%        91.84%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
PURCHASE:                16.66%          26.07%         52.27%        24.78%         28.19%        22.30%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
EQUITY REFINANCE:        68.71%          57.46%         38.75%        63.70%         55.86%      63.04% (1)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
RATE/TERM REFINANCE:     14.63%          16.47%         8.98%         11.51%         15.94%        14.66%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

(1) With respect to approximately 22.32% of the Mortgage Loans by principal balance, the loan purpose was unknown and assumed to be Equity Refinance.



The above notional credit classifications of the loans has been prepared on the following basis:

---------------------------------------------------------------------------------------------------
          CLASSIFICATION                        FICO                  12 MONTHS MORTGAGE HISTORY
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
              Prime                             660+                            0 x 30
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
             A/Alt A                            620+                          Max 2 x 30
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
             Insured                       Insured balance after first two classifications
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                A-                              580+                           0 x 60
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
            Sub-prime                          Balance after first four classifications
---------------------------------------------------------------------------------------------------

*    Characteristics as of the Cut-off Date


________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



                              TOTAL MORTGAGE LOANS



CREDIT SCORE DISTRIBUTION OF THE
MORTGAGE LOANS

---------------------------- ------ --------- ---------- -------  -------
                                                                  WEIGHTED
                             NUMBER PRINCIPAL  % OF      AVERAGE  AVERAGE
                              OF               PRINCIPAL PRINCIPAL CURRENT
RANGE OF CREDIT SCORES       LOANS  BALANCE    BALANCE   BALANCE  LTV
---------------------------- ------ --------- ---------- ------- -------
499 or less                      2   $29,803      0.01%  $14,901 70.64%
---------------------------- ------ --------- ---------- ------- -------

500 to 519                       6   223,771       0.09  37,295  45.36
---------------------------- ------ --------- ---------- ------- -------

520 to 539                      20  1,091,016      0.46  54,551  51.25
---------------------------- ------ --------- ---------- ------- -------

540 to 559                      82  4,936,725      2.09  60,204  71.38
---------------------------- ------ --------- ---------- ------- -------

560 to 579                     184  14,360,191     6.09  78,045  73.38
---------------------------- ------ --------- ---------- ------- -------

580 to 599                     200  13,477,043     5.72  67,385  75.13
---------------------------- ------ --------- ---------- ------- -------

600 to 619                     196  15,169,366     6.44  77,395  72.24
---------------------------- ------ --------- ---------- ------- -------

620 to 639                     249  18,323,669     7.77  73,589  74.29
---------------------------- ------ --------- ---------- ------- -------

640 to 659                     365  23,595,699    10.01  64,646  74.67
---------------------------- ------ --------- ---------- ------- -------

660 to 679                     400  22,400,169     9.50  56,000  74.81
---------------------------- ------ --------- ---------- ------- -------

680 to 699                     450  22,921,292     9.73  50,936  68.39
---------------------------- ------ --------- ---------- ------- -------

700 to 719                     445  26,188,451    11.11  58,850  68.10
---------------------------- ------ --------- ---------- ------- -------

720 to 739                     431  18,674,367     7.92  43,328  67.83
---------------------------- ------ --------- ---------- ------- -------

740 to 759                     407  19,178,250     8.14  47,121  60.14
---------------------------- ------ --------- ---------- ------- -------

760 or greater                 809  32,852,035    13.94  40,608  52.05
---------------------------- ------ --------- ---------- ------- -------
SUBTOTAL:                    4,246  $233,421,847 99.04%  $54,975 67.96%
---------------------------- ------ --------- ---------- ------- -------
---------------------------- ------ --------- ---------- ------- -------
Not Available                   31  2,258,266      0.96   72,847   63.25

---------------------------- ------ --------- ---------- ------- -------
---------------------------- ------ --------- ---------- ------- -------
TOTAL:                       4,277  $235,680,113100.00%  $55,104 67.91%
---------------------------- ------ --------- ---------- ------- -------

* For substantially all of the Mortgage Loans, the Credit Score was updated prior to Cut-off Date. * As of the Cut-off Date, the weighted average Credit Score of the Mortgage Loans will be approximately 680.

________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE
MORTGAGE LOANS

---------------------------- ------ --------- ---------- -------  -------  --------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
ORIGINAL MORTGAGE            OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
LOAN PRINCIPAL BALANCE       LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ --------- ---------- ------- -------   --------
$1 to $25,000                1,089  $13,107,234   5.56%  $12,036    701  61.47%
---------------------------- ------ --------- ---------- ------- ------- -------
                                             2
$25,001 to $50,000           1,315  36,430,21     15.46  27,704     692   62.71
---------------------------- ------ --------- ---------- ------- ------- -------
                                             7
$50,001 to $100,000          1,230  69,212,43     29.37  56,270     683   69.70
---------------------------- ------ --------- ---------- ------- ------- -------
                                             5
$100,001 to $200,000           429  48,381,50     20.53  112,777    675   70.23
---------------------------- ------ --------- ---------- ------- ------- -------
                                             0
$200,001 to $300,000           112  23,754,83     10.08  212,097    663   69.45
---------------------------- ------ --------- ---------- ------- ------- -------
                                             9
$300,001 to $400,000            59  18,077,66      7.67  306,401    655   71.02
---------------------------- ------ --------- ---------- ------- ------- -------

$400,001 to $500,000            17  7,316,029      3.10  430,355    682   65.83
---------------------------- ------ --------- ---------- ------- ------- -------

$500,001 to $600,000             8  4,019,360      1.71  502,420    651   73.95
---------------------------- ------ --------- ---------- ------- ------- -------

$600,001 to $700,000             3  1,518,929      0.64  506,310    704   60.98
---------------------------- ------ --------- ---------- ------- ------- -------

$700,001 to $800,000             4  2,905,433      1.23  726,358    642   52.09
---------------------------- ------ --------- ---------- ------- ------- -------

$800,001 to $900,000             4  3,295,252      1.40  823,813    662   70.76
---------------------------- ------ --------- ---------- ------- ------- -------

$900,001 to $1,000,000           3  2,897,499      1.23  965,833    721   59.45
---------------------------- ------ --------- ---------- ------- ------- -------
                                                                   1
$1,000,001 to $1,100,000         1  1,036,919      0.44  1,036,9 9  725   80.00
---------------------------- ------ --------- ---------- ------- ------- -------
                                                                   6
$1,200,001 to $1,300,000         3  3,726,805      1.58  1,242,2 8  745   66.65
---------------------------- ------ --------- ---------- ------- ------- -------
TOTAL:                       4,277  $235,680,113100.00%  $55,104    680  67.91%
---------------------------- ------ --------- ---------- ------- ------- -------



CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE
MORTGAGE LOANS

---------------------------- ------ --------- ---------- ------- ------- -------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
CURRENT MORTGAGE             OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
LOAN PRINCIPAL BALANCE       LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ --------- ---------- ------- ------- -------

$1 to $25,000                1,648  $22,351,660   9.48%  $13,563    704  54.59%
---------------------------- ------ --------- ---------- ------- ------- -------

$25,001 to $50,000           1,227  44,845,623     19.03  36,549     694   62.70
---------------------------- ------ --------- ---------- ------- ------- -------

$50,001 to $100,000            914  62,954,073     26.71  68,878     680   70.25
---------------------------- ------ --------- ---------- ------- ------- -------

$100,001 to $200,000           316  42,970,790     18.23  135,984    673   73.18
---------------------------- ------ --------- ---------- ------- ------- -------

$200,001 to $300,000            91  22,717,059      9.64  249,638    648   71.52
---------------------------- ------ --------- ---------- ------- ------- -------

$300,001 to $400,000            46  15,786,560      6.70  343,186    659   73.17
---------------------------- ------ --------- ---------- ------- ------- -------

$400,001 to $500,000            13  6,110,409      2.59  470,031    680   71.91
---------------------------- ------ --------- ---------- ------- ------- -------

$500,001 to $600,000             5  2,806,773      1.19  561,355    651   75.85
---------------------------- ------ --------- ---------- ------- ------- -------

$600,001 to $700,000             3  1,965,203      0.83  655,068    693   48.70
---------------------------- ------ --------- ---------- ------- ------- -------

$700,001 to $800,000             4  2,950,696      1.25  737,674    635   64.96
---------------------------- ------ --------- ---------- ------- ------- -------

$800,001 to $900,000             3  2,560,047      1.09  853,349    664   71.55
---------------------------- ------ --------- ---------- ------- ------- -------

$900,001 to $1,000,000           3  2,897,499      1.23  965,833    721   59.45
---------------------------- ------ --------- ---------- ------- ------- -------
                                                                   1
$1,000,001 to $1,100,000         1  1,036,919      0.44  1,036,9 9  725   80.00
---------------------------- ------ --------- ---------- ------- ------- -------
                                                                   6
$1,200,001 to $1,300,000         3  3,726,805      1.58  1,242,2 8  745   66.65
---------------------------- ------ --------- ---------- ------- ------- -------
TOTAL:                       4,277  $235,680,113100.00%  $55,104    680  67.91%
---------------------------- ------ --------- ---------- ------- ------- -------



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



MORTGAGE RATES OF THE MORTGAGE
LOANS

---------------------------- ------ --------- ---------- -------  -------  --------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
                             OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
MORTGAGE RATES (%)           LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ --------- ---------- ------- -------   --------
2.0001 to 2.5000                 1   $14,880      0.01%  $14,880    714  29.00%
---------------------------- ------ --------- ---------- ------- ------- -------

2.5001 to 3.0000                10  1,368,335      0.58  136,833    736   65.82
---------------------------- ------ --------- ---------- ------- ------- -------

3.0001 to 3.5000                26  3,721,600      1.58  143,138    691   64.40
---------------------------- ------ --------- ---------- ------- ------- -------

3.5001 to 4.0000               115  8,450,550      3.59  73,483     707   49.09
---------------------------- ------ --------- ---------- ------- ------- -------

4.0001 to 4.5000               108  11,456,886      4.86  106,082    722   56.30
---------------------------- ------ --------- ---------- ------- ------- -------

4.5001 to 5.0000                52  5,926,016      2.51  113,962    718   54.42
---------------------------- ------ --------- ---------- ------- ------- -------

5.0001 to 5.5000                93  11,337,150      4.81  121,905    715   57.64
---------------------------- ------ --------- ---------- ------- ------- -------

5.5001 to 6.0000               133  9,986,358      4.24  75,085     714   64.40
---------------------------- ------ --------- ---------- ------- ------- -------

6.0001 to 6.5000               120  10,909,553      4.63  90,913     688   65.44
---------------------------- ------ --------- ---------- ------- ------- -------

6.5001 to 7.0000               210  18,940,420      8.04  90,192     663   68.43
---------------------------- ------ --------- ---------- ------- ------- -------

7.0001 to 7.5000               392  29,814,299     12.65  76,057     674   67.01
---------------------------- ------ --------- ---------- ------- ------- -------

7.5001 to 8.0000               836  43,023,486     18.26  51,463     682   71.27
---------------------------- ------ --------- ---------- ------- ------- -------

8.0001 to 8.5000               484  21,609,776      9.17  44,648     673   74.09
---------------------------- ------ --------- ---------- ------- ------- -------

8.5001 to 9.0000               435  20,338,376      8.63  46,755     662   73.01
---------------------------- ------ --------- ---------- ------- ------- -------

9.0001 to 9.5000               308  10,651,596      4.52  34,583     659   73.21
---------------------------- ------ --------- ---------- ------- ------- -------

9.5001 to 10.0000              317  11,274,964      4.78  35,568     657   72.66
---------------------------- ------ --------- ---------- ------- ------- -------

10.0001 to 10.5000             191  6,153,640      2.61  32,218     662   74.13
---------------------------- ------ --------- ---------- ------- ------- -------

10.5001 to 11.0000             140  4,286,068      1.82  30,615     642   73.10
---------------------------- ------ --------- ---------- ------- ------- -------

11.0001 to 11.5000              58  1,527,507      0.65  26,336     641   73.09
---------------------------- ------ --------- ---------- ------- ------- -------

11.5001 to 12.0000              73  1,726,669      0.73  23,653     661   72.97
---------------------------- ------ --------- ---------- ------- ------- -------

12.0001 to 12.5000              49  1,002,509      0.43  20,459     652   74.46
---------------------------- ------ --------- ---------- ------- ------- -------

12.5001 to 13.0000              46  1,082,672      0.46  23,536     668   78.38
---------------------------- ------ --------- ---------- ------- ------- -------

13.0001 to 13.5000              39   628,291       0.27  16,110     687   80.51
---------------------------- ------ --------- ---------- ------- ------- -------

13.5001 to 14.0000              12   171,527       0.07  14,294     698   73.57
---------------------------- ------ --------- ---------- ------- ------- -------

14.0001 to 14.5000               6    44,380       0.02   7,397     653   26.48
---------------------------- ------ --------- ---------- ------- ------- -------

14.5001 to 15.0000               8    99,037       0.04  12,380     698   30.53
---------------------------- ------ --------- ---------- ------- ------- -------

15.0001 to 15.5000               5    47,201       0.02   9,440     570   29.25
---------------------------- ------ --------- ---------- ------- ------- -------

15.5001 to 16.0000               4    48,456       0.02  12,114     614   34.95
---------------------------- ------ --------- ---------- ------- ------- -------

16.0001 to 16.5000               4    20,221       0.01   5,055     613   11.09
---------------------------- ------ --------- ---------- ------- ------- -------

17.0001 to 17.5000               1    10,672       0.01  10,672     620   19.00
---------------------------- ------ --------- ---------- ------- ------- -------

17.5001 to 18.0000               1     7,019       0.01   7,019     551   10.00
---------------------------- ------ --------- ---------- ------- ------- -------
TOTAL:                       4,277  $235,680,113100.00%  $55,104    680  67.91%
--------------------------------------------------------------------------------

* As of the Cut-off Date, the weighted average mortgage rate of the Mortgage Loans will be approximately 7.4655% per annum.





________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




NET MORTGAGE RATES OF THE
MORTGAGE LOANS

---------------------------- ------ --------- ---------- -------  -------  --------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
                             OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
NET MORTGAGE RATES (%)       LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ --------- ---------- ------- -------   --------
2.0000 to 2.4999                 1   $14,880      0.01%  $14,880    714  29.00%
---------------------------- ------ --------- ---------- ------- ------- -------

2.5000 to 2.9999                13  2,332,858      0.99  179,451    728   68.60
---------------------------- ------ --------- ---------- ------- ------- -------

3.0000 to 3.4999                31  3,587,972      1.52  115,741    687   58.35
---------------------------- ------ --------- ---------- ------- ------- -------

3.5000 to 3.9999               167  14,635,353      6.21  87,637     711   51.31
---------------------------- ------ --------- ---------- ------- ------- -------

4.0000 to 4.4999                62  5,632,530      2.39  90,847     728   58.25
---------------------------- ------ --------- ---------- ------- ------- -------

4.5000 to 4.9999                54  9,089,151      3.86  168,318    728   56.55
---------------------------- ------ --------- ---------- ------- ------- -------

5.0000 to 5.4999               143  13,466,847      5.71  94,174     707   63.76
---------------------------- ------ --------- ---------- ------- ------- -------

5.5000 to 5.9999               137  10,821,151      4.59  78,987     695   65.17
---------------------------- ------ --------- ---------- ------- ------- -------

6.0000 to 6.4999               192  14,319,368      6.08  74,580     679   68.56
---------------------------- ------ --------- ---------- ------- ------- -------

6.5000 to 6.9999               341  28,489,394     12.09  83,547     667   69.82
---------------------------- ------ --------- ---------- ------- ------- -------

7.0000 to 7.4999               910  49,433,135     20.97  54,322     682   69.42
---------------------------- ------ --------- ---------- ------- ------- -------

7.5000 to 7.9999               479  22,456,636      9.53  46,882     673   72.78
---------------------------- ------ --------- ---------- ------- ------- -------

8.0000 to 8.4999               431  20,257,319      8.60  47,001     662   73.81
---------------------------- ------ --------- ---------- ------- ------- -------

8.5000 to 8.9999               341  12,582,452      5.34  36,899     659   69.25
---------------------------- ------ --------- ---------- ------- ------- -------

9.0000 to 9.4999               324  11,130,454      4.72  34,353     658   72.58
---------------------------- ------ --------- ---------- ------- ------- -------

9.5000 to 9.9999               191  6,391,293      2.71  33,462     658   73.19
---------------------------- ------ --------- ---------- ------- ------- -------

10.0000 to 10.4999             147  4,359,916      1.85  29,659     646   72.54
---------------------------- ------ --------- ---------- ------- ------- -------

10.5000 to 10.9999              63  1,774,698      0.75  28,170     646   71.33
---------------------------- ------ --------- ---------- ------- ------- -------

11.0000 to 11.4999              74  1,776,776      0.75  24,010     661   74.02
---------------------------- ------ --------- ---------- ------- ------- -------

11.5000 to 11.9999              50   968,453       0.41  19,369     651   71.85
---------------------------- ------ --------- ---------- ------- ------- -------

12.0000 to 12.4999              43  1,019,786      0.43  23,716     662   82.28
---------------------------- ------ --------- ---------- ------- ------- -------

12.5000 to 12.9999              41   666,839       0.28  16,264     699   76.53
---------------------------- ------ --------- ---------- ------- ------- -------

13.0000 to 13.4999              13   195,865       0.08  15,067     679   67.04
---------------------------- ------ --------- ---------- ------- ------- -------

13.5000 to 13.9999               5    40,532       0.02   8,106     648   27.47
---------------------------- ------ --------- ---------- ------- ------- -------

14.0000 to 14.4999               9   102,885       0.04  11,432     699   29.98
---------------------------- ------ --------- ---------- ------- ------- -------

14.5000 to 14.9999               5    47,201       0.02   9,440     570   29.25
---------------------------- ------ --------- ---------- ------- ------- -------

15.0000 to 15.4999               3    38,540       0.02  12,847     577   39.57
---------------------------- ------ --------- ---------- ------- ------- -------

15.5000 to 15.9999               5    30,137       0.01   6,027     657   13.04
---------------------------- ------ --------- ---------- ------- ------- -------

16.5000 to 16.9999               1    10,672       0.01  10,672     620   19.00
---------------------------- ------ --------- ---------- ------- ------- -------

17.0000 to 17.4999               1     7,019       0.01   7,019     551   10.00
---------------------------- ------ --------- ---------- ------- ------- -------
TOTAL:                       4,277  $235,680,113100.00%  $55,104    680  67.91%
---------------------------- ------ --------- ---------- ------- ------- -------

* As of the Cut-off Date, the weighted average Net Mortgage Rate of the Mortgage Loans will approximately 7.0282% per annum.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



ORIGINAL LOAN-TO-VALUE RATIOS OF THE
MORTGAGE LOANS

---------------------------- ------ --------- ---------- -------  -------  --------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
ORIGINAL                     OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
LOAN-TO-VALUE RATIO (%       LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ --------- ---------- ------- -------   --------
0.01 to 50.00                  850  $32,786,287  13.91%  $38,572    712  28.74%
---------------------------- ------ --------- ---------- ------- ------- -------

50.01 to 55.00                 122  6,078,239      2.58  49,822     690   44.89
---------------------------- ------ --------- ---------- ------- ------- -------

55.01 to 60.00                 134  7,079,304      3.00  52,831     680   50.97
---------------------------- ------ --------- ---------- ------- ------- -------

60.01 to 65.00                 158  10,346,042      4.39  65,481     692   57.12
---------------------------- ------ --------- ---------- ------- ------- -------

65.01 to 70.00                 149  11,179,222      4.74  75,028     702   62.86
---------------------------- ------ --------- ---------- ------- ------- -------

70.01 to 75.00                 192  15,073,733      6.40  78,509     664   67.99
---------------------------- ------ --------- ---------- ------- ------- -------

75.01 to 80.00                 868  56,727,901     24.07  65,355     680   67.68
---------------------------- ------ --------- ---------- ------- ------- -------

80.01 to 85.00                 279  15,781,125      6.70  56,563     655   76.38
---------------------------- ------ --------- ---------- ------- ------- -------

85.01 to 90.00                 427  22,728,234      9.64  53,228     658   79.30
---------------------------- ------ --------- ---------- ------- ------- -------

90.01 to 95.00                 287  14,844,381      6.30  51,723     667   85.64
---------------------------- ------ --------- ---------- ------- ------- -------

95.01 to 100.00                730  39,990,218     16.97  54,781     676   92.34
---------------------------- ------ --------- ---------- ------- ------- -------

100.01 to 125.00                75  2,861,524      1.21  38,154     681   96.50
---------------------------- ------ --------- ---------- ------- ------- -------

125.01 or greater                6   203,904       0.09  33,984     711  117.75
---------------------------- ------ --------- ---------- ------- ------- -------
TOTAL:                       4,277  $235,680,113100.00%  $55,104    680  67.91%
---------------------------- ------ --------- ---------- ------- ------- -------

* The weighted average loan-to-value ratio at origination of the Mortgage Loans will be approximately 76.44%.

*    With  respect to  mortgage  loans  secured by second  liens,  the  combined
     loan-to-value   ratio  is  used  for  this  table  and   throughout   these
     Computational Materials.

* With respect to each of the Mortgage Loans indicated in the above table as having a loan-to-value ratio at origination greater than 125%, a statistical valuation or broker's price opinion was obtained indicating that as of the Cut-off Date, the current loan-to-value ratio (computed on the basis of the updated statistical valuation or broker's price opinion and the outstanding principal balance as of the Cut-off Date) was 125% or less.


________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



CURRENT  LOAN-TO-VALUE RATIOS OF THE
MORTGAGE LOANS

---------------------------- ------ --------- ---------- -------  -------
                                                                  WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE
CURRENT                      OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT
LOAN-TO-VALUE RATIO (%       LOANS  BALANCE    BALANCE   BALANCE  SCORE
---------------------------- ------ --------- ---------- ------- -------

0.01 to 50.00                1,430  $49,789,285  21.13%  $34,818    710
---------------------------- ------ --------- ---------- ------- -------

50.01 to 55.00                 200  9,499,096      4.03  47,495     690
---------------------------- ------ --------- ---------- ------- -------

55.01 to 60.00                 261  14,265,600      6.05  54,657     704
---------------------------- ------ --------- ---------- ------- -------

60.01 to 65.00                 231  15,418,559      6.54  66,747     692
---------------------------- ------ --------- ---------- ------- -------

65.01 to 70.00                 327  22,774,215      9.66  69,646     684
---------------------------- ------ --------- ---------- ------- -------

70.01 to 75.00                 300  20,986,669      8.90  69,956     660
---------------------------- ------ --------- ---------- ------- -------

75.01 to 80.00                 318  31,430,616     13.34  98,838     663
---------------------------- ------ --------- ---------- ------- -------

80.01 to 85.00                 290  16,903,483      7.17  58,288     654
---------------------------- ------ --------- ---------- ------- -------

85.01 to 90.00                 341  20,574,394      8.73  60,335     664
---------------------------- ------ --------- ---------- ------- -------

90.01 to 95.00                 269  15,534,714      6.59  57,750     665
---------------------------- ------ --------- ---------- ------- -------

95.01 to 100.00                286  17,612,147      7.47  61,581     667
---------------------------- ------ --------- ---------- ------- -------

100.01 to 125.00                20   816,135       0.35  40,807     683
---------------------------- ------ --------- ---------- ------- -------

125.01 or greater                4    75,201       0.03  18,800     709
---------------------------- ------ --------- ---------- ------- -------

TOTAL:                       4,277  $235,680,113100.00%  $55,104    680
---------------------------- ------ --------- ---------- ------- -------


* The weighted average current loan-to-value ratio of the Mortgage Loans will be approximately 67.91%.

*    With  respect to  Mortgage  Loans  secured by second  liens,  the  combined
     loan-to-value   ratio  is  used  for  this  table  and   throughout   these
     Computational Materials.

* With respect to each of the Mortgage Loans indicated in the above table as having a current loan-to value greater than 125% (computed on the basis of the original value of the property), a statistical valuation or broker's price opinion was obtained indicating that as of the Cut-off Date the current loan-to-value ratio (computed on the basis of the updated statistical valuation or broker's price opinion and the outstanding principal balance as of the Cut-off Date) was 125% or less.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES OF
THE MORTGAGE LOANS

---------------------------- ------ --------- ---------- -------  -------  --------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
                             OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
STATE                        LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ --------- ---------- ------- -------   --------
California                     238  $42,146,396  17.88%  $177,086   684  61.16%
---------------------------- ------ ---------- --------- ------- ------- -------

Tennessee                      781  36,769,069    15.60  47,079     684   76.55
---------------------------- ------ ---------- --------- ------- ------- -------

Florida                        923  33,975,153    14.42  36,809     689   71.48
---------------------------- ------ ---------- --------- ------- ------- -------

Alabama                        651  23,013,051     9.76  35,350     693   73.79
---------------------------- ------ ---------- --------- ------- ------- -------

New Jersey                     287  17,322,697     7.35  60,358     708   45.34
---------------------------- ------ ---------- --------- ------- ------- -------

Mississippi                    168  5,990,745      2.54  35,659     685   77.15
---------------------------- ------ ---------- --------- ------- ------- -------

Georgia                        114  5,913,367      2.51  51,872     670   70.48
---------------------------- ------ ---------- --------- ------- ------- -------

New York                        50  5,644,610      2.40  112,892    673   71.40
---------------------------- ------ ---------- --------- ------- ------- -------

Maryland                        54  5,118,168      2.17  94,781     662   63.46
---------------------------- ------ ---------- --------- ------- ------- -------

Other                        1,011  59,786,857    25.37  59,136     659   68.48
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       4,277  $235,680,113100.00%  $55,104    680  67.91%
---------------------------- ------ ---------- --------- ------- ------- -------

* Other includes other states and the District of Columbia with under 2% concentrations individually.

* No more than approximately 0.7% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.




MORTGAGE LOAN PURPOSE OF THE
MORTGAGE LOANS

---------------------------- ------ --------- ---------- -------  -------  --------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
                             OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
LOAN PURPOSE                 LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ --------- ---------- ------- -------   --------
Purchase                       542  $52,568,020  22.30%  $96,989    664   78.94%
---------------------------- ------ ---------- --------- ------- ------- -------

Rate/Term Refinance            448  34,548,694    14.66  77,118     681   67.15
---------------------------- ------ ---------- --------- ------- ------- -------

Equity Refinance             3,287  148,563,399    63.04  45,197     686   64.19
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       4,277  $235,680,113 100.00%  $55,104    680  67.91%
---------------------------- ------ ---------- --------- ------- ------- -------

* With respect to approximately 35.40% of the Mortgage Loans indicated as having an Equity Refinance loan purpose by principal balance, the loan was seasoned a minimum of 103 months and assumed to be Equity Refinance.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________





OCCUPANCY TYPE OF THE MORTGAGE
LOANS

---------------------------- ------ --------- ---------- -------  -------  --------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
                             OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
OCCUPANCY TYPE               LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
Primary Residence            3,926  $216,440,995 91.84%  $55,130    679  68.01%
---------------------------- ------ ---------- --------- ------- ------- -------

Second/Vacation                 20  5,718,305      2.43  285,915    711   63.86
---------------------------- ------ ---------- --------- ------- ------- -------

Non-Owner Occupied             331  13,520,813     5.74  40,848     687   68.06
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       4,277  $235,680,113100.00%  $55,104    680  67.91%
---------------------------- ------ ---------- --------- ------- ------- -------


MORTGAGED PROPERTY TYPES OF THE MORTGAGE
LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
                             OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
PROPERTY  TYPE               LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
Single-family detached       3,972  $199,434,678 84.62%  $50,210    682  66.51%
---------------------------- ------ ---------- --------- ------- ------- -------
Condo Low-Rise (less than
5 stories)                     102  10,686,000     4.53  104,765    689   77.22
---------------------------- ------ ---------- --------- ------- ------- -------
Planned Unit Developments
(detached)                      40  10,657,124     4.52  266,428    653   73.55
---------------------------- ------ ---------- --------- ------- ------- -------

Two- to four- family units      54  7,423,799      3.15  137,478    674   74.15
---------------------------- ------ ---------- --------- ------- ------- -------

Manufactured Home               51  3,492,652      1.48  68,483     657   74.37
---------------------------- ------ ---------- --------- ------- ------- -------
Planned Unit Developments
(attached)                      32  2,477,199      1.05  77,412     640   80.46
---------------------------- ------ ---------- --------- ------- ------- -------

Townhouse                       19    894,685      0.38  47,089     696   84.39
---------------------------- ------ ---------- --------- ------- ------- -------
Condo High-Rise (9 stories
or more)                         4    311,947      0.13  77,987     720   87.96
---------------------------- ------ ---------- --------- ------- ------- -------
Condo Mid-Rise (5 to 8
stories)                         2    284,291      0.12  142,146    690   64.54
---------------------------- ------ ---------- --------- ------- ------- -------

Co-op                            1     17,736      0.01  17,736     701   46.00
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       4,277  $235,680,113100.00%  $55,104    680  67.91%
---------------------------- ------ ---------- --------- ------- ------- -------



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




ORIGINAL TERM OF THE MORTGAGE
LOANS

---------------------------- ------ --------- ---------- -------  -------  --------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
                             OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
ORIGINAL TERM IN MONTHS      LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
1-60                           253  $12,333,304   5.23%  $48,748    675  88.66%
---------------------------- ------ ---------- --------- ------- ------- -------

61 - 120                       573  11,074,103     4.70  19,327     709   55.15
---------------------------- ------ ---------- --------- ------- ------- -------

121 - 180                    1,907  74,744,449    31.71  39,195     691   70.92
---------------------------- ------ ---------- --------- ------- ------- -------

181 - 240                       58  2,255,591      0.96  38,889     670   72.11
---------------------------- ------ ---------- --------- ------- ------- -------

241 - 300                       73  7,943,654      3.37  108,817    688   72.82
---------------------------- ------ ---------- --------- ------- ------- -------

301 - 360                    1,406  127,153,942    53.95  90,437     671   64.88
---------------------------- ------ ---------- --------- ------- ------- -------

361 - 420                        7    175,070      0.07  25,010     673   53.58
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       4,277  $235,680,113100.00%  $55,104    680  67.91%
---------------------------- ------ ---------- --------- ------- ------- -------

* As of the Cut-off Date, the weighted average original term of the Mortgage Loans will be approximately 271 months.


REMAINING TERM TO MATURITY OF THE MORTGAGE
LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
                             OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
REMAINING TERM IN MONTHS     LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
120 or less                  1,491  $40,308,146  17.10%  $27,034    697  62.52%
---------------------------- ------ ---------- --------- ------- ------- -------

121 to 132                     559  18,578,438     7.88  33,235     684   71.01
---------------------------- ------ ---------- --------- ------- ------- -------

133 to 144                     411  15,455,733     6.56  37,605     685   72.99
---------------------------- ------ ---------- --------- ------- ------- -------

145 to 156                     564  27,387,815    11.62  48,560     695   74.96
---------------------------- ------ ---------- --------- ------- ------- -------

157 to 168                     166  9,440,144      4.01  56,868     708   49.23
---------------------------- ------ ---------- --------- ------- ------- -------

169 to 180                     172  14,714,830     6.24  85,551     707   49.62
---------------------------- ------ ---------- --------- ------- ------- -------

181 to 192                      94  6,544,324      2.78  69,620     694   53.88
---------------------------- ------ ---------- --------- ------- ------- -------

193 to 204                      47  3,557,586      1.51  75,693     647   51.49
---------------------------- ------ ---------- --------- ------- ------- -------

205 to 216                      38  2,791,064      1.18  73,449     678   57.57
---------------------------- ------ ---------- --------- ------- ------- -------

217 to 228                      76  5,625,972      2.39  74,026     700   55.62
---------------------------- ------ ---------- --------- ------- ------- -------

229 to 240                      78  4,124,998      1.75  52,885     691   53.63
---------------------------- ------ ---------- --------- ------- ------- -------

241 to 252                     118  6,115,327      2.59  51,825     668   70.61
---------------------------- ------ ---------- --------- ------- ------- -------

253 to 264                       5    438,888      0.19  87,778     633   74.85
---------------------------- ------ ---------- --------- ------- ------- -------

265 to 276                       6    541,119      0.23  90,186     599   66.32
---------------------------- ------ ---------- --------- ------- ------- -------

277 to 288                       8  1,083,645      0.46  135,456    573   78.32
---------------------------- ------ ---------- --------- ------- ------- -------

289 to 300                      58  13,333,126     5.66  229,881    657   69.63
---------------------------- ------ ---------- --------- ------- ------- -------

301 to 312                      74  8,129,134      3.45  109,853    619   72.86
---------------------------- ------ ---------- --------- ------- ------- -------

313 to 324                      47  9,692,869      4.11  206,231    646   71.63
---------------------------- ------ ---------- --------- ------- ------- -------

325 to 336                      25  3,233,449      1.37  129,338    654   81.18
---------------------------- ------ ---------- --------- ------- ------- -------

337 to 348                      65  13,603,555     5.77  209,285    673   75.55
---------------------------- ------ ---------- --------- ------- ------- -------

349 to 360                     175  30,979,951    13.14  177,028    666   79.70
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       4,277  $235,680,113100.00%  $55,104    680  67.91%
---------------------------- ------ ---------- --------- ------- ------- -------


* As of the Cut-off Date, the weighted average remaining term to maturity of the Mortgage Loans will be approximately 205 months.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



SEASONING OF THE MORTGAGE
LOANS

---------------------------- ------ --------- ---------- -------  -------  --------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
                             OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
SEASONING IN MONTHS          LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
1 - 12                         276  $43,972,737  18.66%  $159,322   673  75.93%
---------------------------- ------ ---------- --------- ------- ------- -------

13 - 24                         81  14,668,851     6.22  181,097    678   74.46
---------------------------- ------ ---------- --------- ------- ------- -------

25 - 36                        928  46,380,834    19.68  49,979     688   77.91
---------------------------- ------ ---------- --------- ------- ------- -------

37 - 48                        558  24,847,438    10.54  44,529     667   73.41
---------------------------- ------ ---------- --------- ------- ------- -------

49 - 60                        869  32,523,220    13.80  37,426     667   72.52
---------------------------- ------ ---------- --------- ------- ------- -------

61 - 72                        290  14,971,083     6.35  51,624     666   68.47
---------------------------- ------ ---------- --------- ------- ------- -------

73 - 84                         31  1,352,582      0.57  43,632     588   71.18
---------------------------- ------ ---------- --------- ------- ------- -------

85 - 96                         24    693,095      0.29  28,879     613   60.48
---------------------------- ------ ---------- --------- ------- ------- -------

97 - 108                        38    868,355      0.37  22,851     635   57.42
---------------------------- ------ ---------- --------- ------- ------- -------

109 - 120                      128  4,808,943      2.04  37,570     671   56.76
---------------------------- ------ ---------- --------- ------- ------- -------

121 - 132                      103  5,981,212      2.54  58,070     704   47.94
---------------------------- ------ ---------- --------- ------- ------- -------

133 - 144                      165  7,786,814      3.30  47,193     706   45.07
---------------------------- ------ ---------- --------- ------- ------- -------

145 - 156                       71  3,242,156      1.38  45,664     676   52.28
---------------------------- ------ ---------- --------- ------- ------- -------

157 - 168                       64  3,394,879      1.44  53,045     647   49.70
---------------------------- ------ ---------- --------- ------- ------- -------

169 - 180                       83  5,887,744      2.50  70,937     698   50.88
---------------------------- ------ ---------- --------- ------- ------- -------

181 or greater                 568  24,300,169    10.31  42,782     714   41.85
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       4,277  $235,680,113100.00%  $55,104    680  67.91%
---------------------------- ------ ---------- --------- ------- ------- -------

*    As of the Cut-off  Date,  the  weighted  average  seasoning of the Mortgage
     Loans will be approximately 66 months.





MORTGAGE LOAN DOCUMENTATION TYPES OF THE
MORTGAGE LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
                             OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
DOCUMENTATION TYPE           LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
Reduced Documentation        3,686  $175,175,380 74.33%  $47,525    690  66.07%
---------------------------- ------ ---------- --------- ------- ------- -------

Full Documentation             591  60,504,733    25.67  102,377    651   73.25
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       4,277  $235,680,113100.00%  $55,104    680  67.91%
---------------------------- ------ ---------- --------- ------- ------- -------

* With respect to approximately 30.02% of the Mortgage Loans indicated as having a Reduced Documentation Type by principal balance, the loan was seasoned a minimum of 103 months and assumed to be Reduced Documentation.




________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




INDEX TYPES OF THE
MORTGAGE LOANS
(EXCLUDES FIXED RATE MORTGAGE
LOANS)

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
                             OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
INDEX TYPE                   LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
6 Month LIBOR                  191  $28,975,743  35.21%  $151,705   636  79.56%
---------------------------- ------ ---------- --------- ------- ------- -------

1 Year Treasury                280  16,291,432    19.80  58,184     707   54.24
---------------------------- ------ ---------- --------- ------- ------- -------

1 Year LIBOR                    37  15,321,082    18.62  414,083    712   69.19
---------------------------- ------ ---------- --------- ------- ------- -------

COFI                           141  11,526,892    14.01  81,751     714   42.68
---------------------------- ------ ---------- --------- ------- ------- -------

3 Year Treasury                 72  4,480,321      5.44  62,227     716   46.55
---------------------------- ------ ---------- --------- ------- ------- -------
FHFB Contract Rate
Previously Occupied             65  2,005,118      2.44  30,848     723   34.40
---------------------------- ------ ---------- --------- ------- ------- -------

1 Month LIBOR                   16  1,855,207      2.25  115,950    656   47.35
---------------------------- ------ ---------- --------- ------- ------- -------

2 Year Treasury                 12    697,785      0.85  58,149     717   55.02
---------------------------- ------ ---------- --------- ------- ------- -------

5 Year Treasury                 21    688,014      0.84  32,763     714   54.64
---------------------------- ------ ---------- --------- ------- ------- -------

6 Month Treasury                 8    326,955      0.40  40,869     660   35.26
---------------------------- ------ ---------- --------- ------- ------- -------

3 Month Treasury                 1     65,560      0.08  65,560     660   57.00
---------------------------- ------ ---------- --------- ------- ------- -------

Prime Rate                       2     43,088      0.05  21,544     700   26.28
---------------------------- ------ ---------- --------- ------- ------- -------

30 Year Treasury                 1     16,552      0.02  16,552     601   52.00
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                         847  $82,293,749 100.00%  $97,159    683  63.18%
---------------------------- ------ ---------- --------- ------- ------- -------

MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS
(EXCLUDES FIXED RATE MORTGAGE
LOANS)

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
MAXIMUM                      OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
MORTGAGE RATES (%)           LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
No Maximum Rate specified       93  $2,588,203    3.15%  $27,830    722  34.23%
---------------------------- ------ ---------- --------- ------- ------- -------

8.0000 to 8.9999                 1    114,935      0.14  114,935    769   24.00
---------------------------- ------ ---------- --------- ------- ------- -------

9.0000 to 9.9999                18  5,678,872      6.90  315,493    704   73.85
---------------------------- ------ ---------- --------- ------- ------- -------

10.0000 to 10.9999              32  9,653,953     11.73  301,686    731   67.00
---------------------------- ------ ---------- --------- ------- ------- -------

11.0000 to 11.9999              12  2,332,842      2.83  194,404    708   65.65
---------------------------- ------ ---------- --------- ------- ------- -------

12.0000 to 12.9999              93  16,270,686    19.77  174,954    682   64.29
---------------------------- ------ ---------- --------- ------- ------- -------

13.0000 to 13.9999             197  16,486,639    20.03  83,689     684   56.28
---------------------------- ------ ---------- --------- ------- ------- -------

14.0000 to 14.9999             176  15,630,030    18.99  88,807     662   66.75
---------------------------- ------ ---------- --------- ------- ------- -------

15.0000 to 15.9999             130  8,351,528     10.15  64,243     667   63.81
---------------------------- ------ ---------- --------- ------- ------- -------

16.0000 to 16.9999              43  2,365,551      2.87  55,013     627   66.81
---------------------------- ------ ---------- --------- ------- ------- -------

17.0000 to 17.9999              31  1,873,666      2.28  60,441     644   65.74
---------------------------- ------ ---------- --------- ------- ------- -------

18.0000 to 18.9999              11    526,788      0.64  47,890     629   58.80
---------------------------- ------ ---------- --------- ------- ------- -------

19.0000 to 19.9999               2     86,228      0.10  43,114     686   60.82
---------------------------- ------ ---------- --------- ------- ------- -------

22.0000 to 22.9999               1      7,199      0.01   7,199     711   18.00
---------------------------- ------ ---------- --------- ------- ------- -------

24.0000 to 24.9999               7    326,627      0.40  46,661     702   64.23
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                         847  $82,293,749 100.00%  $97,159    683  63.18%
---------------------------- ------ ---------- --------- ------- ------- -------

* As of the Cut-off Date, the weighted average maximum mortgage rate of the Mortgage Loans will be approximately 13.2192% per annum.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




NEXT INTEREST RATE ADJUSTMENT DATES OF THE
MORTGAGE LOANS
(EXCLUDES FIXED RATE MORTGAGE
LOANS)

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
NEXT INTEREST RATE           OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
ADJUSTMENT DATE              LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
July 2004                      163  $14,366,956          $88,141    691
                                                 17.46%                  50.99%
-------------------------- -------- ---------- --------- ------- ------- -------

August 2004                     54  4,187,102      5.09  77,539     670   59.00
-------------------------- -------- ---------- --------- ------- ------- -------

September 2004                  60  2,841,445      3.45  47,357     677   47.59
-------------------------- -------- ---------- --------- ------- ------- -------

October 2004                    40  3,923,049      4.77  98,076     688   60.54
-------------------------- -------- ---------- --------- ------- ------- -------

November 2004                   53  3,239,745      3.94  61,127     709   49.44
-------------------------- -------- ---------- --------- ------- ------- -------

December 2004                   63  7,125,834      8.66  113,108    682   57.16
-------------------------- -------- ---------- --------- ------- ------- -------

January 2005                    46  2,091,253      2.54  45,462     704   54.43
-------------------------- -------- ---------- --------- ------- ------- -------

February 2005                   29  1,823,924      2.22  62,894     708   61.71
-------------------------- -------- ---------- --------- ------- ------- -------

March 2005                      58  2,692,823      3.27  46,428     715   45.44
-------------------------- -------- ---------- --------- ------- ------- -------

April 2005                      14    566,671      0.69  40,476     704   51.65
-------------------------- -------- ---------- --------- ------- ------- -------

May 2005                        23  2,515,880      3.06  109,386    664   69.28
-------------------------- -------- ---------- --------- ------- ------- -------

June 2005                       23  1,522,986      1.85  66,217     670   66.65
-------------------------- -------- ---------- --------- ------- ------- -------

July 2005                       15  3,020,223      3.67  201,348    642   81.02
-------------------------- -------- ---------- --------- ------- ------- -------

August 2005                     16  2,608,689      3.17  163,043    650   81.98
-------------------------- -------- ---------- --------- ------- ------- -------

September 2005                  16  1,333,821      1.62  83,364     649   81.85
-------------------------- -------- ---------- --------- ------- ------- -------

October 2005                    14  1,600,164      1.94  114,297    626   82.17
-------------------------- -------- ---------- --------- ------- ------- -------

November 2005                   15  1,864,485      2.27  124,299    603   86.42
-------------------------- -------- ---------- --------- ------- ------- -------

December 2005                   12  1,431,717      1.74  119,310    647   84.61
-------------------------- -------- ---------- --------- ------- ------- -------

January 2006                     4    344,958      0.42  86,240     621   90.25
-------------------------- -------- ---------- --------- ------- ------- -------

February 2006                    2    201,132      0.24  100,566    614   97.33
-------------------------- -------- ---------- --------- ------- ------- -------

March 2006                       3    196,287      0.24  65,429     720   72.07
-------------------------- -------- ---------- --------- ------- ------- -------

April 2006                       4    211,827      0.26  52,957     739   49.59
-------------------------- -------- ---------- --------- ------- ------- -------

May 2006                         5  1,044,973      1.27  208,995    695   26.12
-------------------------- -------- ---------- --------- ------- ------- -------

June 2006                        3    737,866      0.90  245,955    647   84.38
-------------------------- -------- ---------- --------- ------- ------- -------

July 2006                        4    830,638      1.01  207,660    616   82.43
-------------------------- -------- ---------- --------- ------- ------- -------

August 2006                      4    463,189      0.56  115,797    664   80.55
-------------------------- -------- ---------- --------- ------- ------- -------

September 2006                   6    758,235      0.92  126,373    728   66.97
-------------------------- -------- ---------- --------- ------- ------- -------

October 2006                    11    987,887      1.20  89,808     662   88.12
-------------------------- -------- ---------- --------- ------- ------- -------

November 2006                   10  1,002,950      1.22  100,295    650   77.64
-------------------------- -------- ---------- --------- ------- ------- -------

December 2006                    6    783,052      0.95  130,509    647   85.36
-------------------------- -------- ---------- --------- ------- ------- -------

January 2007                     8  1,104,476      1.34  138,059    681   69.58
-------------------------- -------- ---------- --------- ------- ------- -------

February 2007                    2    125,326      0.15  62,663     763   62.00
-------------------------- -------- ---------- --------- ------- ------- -------

March 2007                       5    283,028      0.34  56,606     694   45.90
-------------------------- -------- ---------- --------- ------- ------- -------

April 2007                       9    487,720      0.59  54,191     754   44.85
-------------------------- -------- ---------- --------- ------- ------- -------

May 2007                         8    918,431      1.12  114,804    666   51.87
-------------------------- -------- ---------- --------- ------- ------- -------

June 2007                        2    223,910      0.27  111,955    713   34.64
-------------------------- -------- ---------- --------- ------- ------- -------

December 2007                    2    374,962      0.46  187,481    668   74.16
-------------------------- -------- ---------- --------- ------- ------- -------

February 2008                    3  2,674,349      3.25  891,450    764   64.87
-------------------------- -------- ---------- --------- ------- ------- -------

March 2008                       2  1,431,949      1.74  715,974    697   69.00
-------------------------- -------- ---------- --------- ------- ------- -------

April 2008                       1    113,374      0.14  113,374    619   84.00
-------------------------- -------- ---------- --------- ------- ------- -------

July 2008                        1    295,200      0.36  295,200    677   80.00
-------------------------- -------- ---------- --------- ------- ------- -------

August 2008                      2    361,198      0.44  180,599    731   61.50
-------------------------- -------- ---------- --------- ------- ------- -------

September 2008                   3    123,543      0.15  41,181     783   43.07
-------------------------- -------- ---------- --------- ------- ------- -------

November 2008                    2    304,927      0.37  152,463    741   76.80
-------------------------- -------- ---------- --------- ------- ------- -------

December 2008                    5  1,603,684      1.95  320,737    683   78.65
-------------------------- -------- ---------- --------- ------- ------- -------

January 2009                     8  4,664,734      5.67  583,092    722   72.30
-------------------------- -------- ---------- --------- ------- ------- -------

March 2009                       2     33,180      0.04  16,590     741   52.58
-------------------------- -------- ---------- --------- ------- ------- -------

September 2010                   1     58,983      0.07  58,983     767   45.00
-------------------------- -------- ---------- --------- ------- ------- -------

December 2010                    3    389,456      0.47  129,819    705   80.00
-------------------------- -------- ---------- --------- ------- ------- -------

January 2011                     1    190,932      0.23  190,932    746   80.00
-------------------------- -------- ---------- --------- ------- ------- -------

January 2018                     1    210,625      0.26  210,625    581   85.00
-------------------------- -------- ---------- --------- ------- ------- -------
TOTAL:                         847  $82,293,749 100.00%  $97,159    683  63.18%
-------------------------- -------- ---------- --------- ------- ------- -------

* As of the Cut-off Date, the weighted average Months to Next Interest Rate Adjustment Date of the Mortgage Loans will be approximately 17 months.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



NOTE MARGINS OF THE MORTGAGE LOANS
(EXCLUDES FIXED RATE MORTGAGE
LOANS)

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
                             OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
NOTE MARGIN (%)              LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
Less than 0.000                 31   $898,267     1.09%  $28,976    723  31.86%
---------------------------- ------ ---------- --------- ------- ------- -------

0.000 to 0.499                  25    798,804      0.97  31,952     724   39.23
---------------------------- ------ ---------- --------- ------- ------- -------

0.500 to 0.999                   9    252,327      0.31  28,036     745   23.06
---------------------------- ------ ---------- --------- ------- ------- -------

1.000 to 1.499                   4     71,546      0.09  17,886     657   28.27
---------------------------- ------ ---------- --------- ------- ------- -------

1.500 to 1.999                  14  2,290,832      2.78  163,631    729   67.86
---------------------------- ------ ---------- --------- ------- ------- -------

2.000 to 2.499                 184  27,148,567    32.99  147,547    710   59.42
---------------------------- ------ ---------- --------- ------- ------- -------

2.500 to 2.999                 272  19,794,718    24.05  72,775     704   53.74
---------------------------- ------ ---------- --------- ------- ------- -------

3.000 to 3.499                 117  6,196,453      7.53  52,961     709   47.82
---------------------------- ------ ---------- --------- ------- ------- -------

3.500 to 3.999                  12    967,155      1.18  80,596     664   55.50
---------------------------- ------ ---------- --------- ------- ------- -------

4.000 to 4.499                   8  1,950,264      2.37  243,783    607   71.31
---------------------------- ------ ---------- --------- ------- ------- -------

4.500 to 4.999                  11    975,281      1.19  88,662     655   76.71
---------------------------- ------ ---------- --------- ------- ------- -------

5.000 to 5.499                  17  2,557,074      3.11  150,416    632   81.12
---------------------------- ------ ---------- --------- ------- ------- -------

5.500 to 5.999                  24  3,490,873      4.24  145,453    643   75.82
---------------------------- ------ ---------- --------- ------- ------- -------

6.000 to 6.499                  37  5,006,491      6.08  135,311    625   82.27
---------------------------- ------ ---------- --------- ------- ------- -------

6.500 to 6.999                  33  3,841,536      4.67  116,410    612   78.42
---------------------------- ------ ---------- --------- ------- ------- -------

7.000 to 7.499                  14  1,862,778      2.26  133,056    626   90.31
---------------------------- ------ ---------- --------- ------- ------- -------

7.500 to 7.999                   7    781,291      0.95  111,613    604   92.70
---------------------------- ------ ---------- --------- ------- ------- -------

8.000 to 8.499                  10  1,494,877      1.82  149,488    611   96.70
---------------------------- ------ ---------- --------- ------- ------- -------

8.500 to 8.999                  12  1,363,545      1.66  113,629    597   83.85
---------------------------- ------ ---------- --------- ------- ------- -------

9.000 to 9.499                   3    373,995      0.45  124,665    669   93.12
---------------------------- ------ ---------- --------- ------- ------- -------

9.500 to 9.999                   1     74,663      0.09  74,663     630  100.00
---------------------------- ------ ---------- --------- ------- ------- -------

10.000 to 10.499                 2    102,413      0.12  51,206     579   81.70
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                         847  $82,293,749 100.00%  $97,159    683  63.18%
---------------------------- ------ ---------- --------- ------- ------- -------

* As of the Cut-off Date, the weighted average note margin of the Mortgage Loans will be approximately 3.5499% per annum.





________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




                                  GROUP I LOANS

--------------------------------------------------------------------------------
Aggregate Outstanding
Principal Balance                                                 $153,386,364
Aggregate Original
Principal Balance                                                 $188,427,589
Number of Mortgage Loans                                              3,430
--------------------------------------------------------------------------------

                                 MINIMUM           MAXIMUM         AVERAGE (1)
Original Principal Balance       $4,163          $1,000,000          $54,935
Outstanding Principal
Balance                          $1,527           $966,104           $44,719
--------------------------------------------------------------------------------
                                 MINIMUM           MAXIMUM          WEIGHTED
                                                                   AVERAGE (2)
Original Term (mos)                36                388               226
Stated remaining Term (mos)         1                355               173
Loan Age (mos)                      4                359               54
Current Interest Rate            4.125%            18.000%           8.191%
Original Loan-to-Value (4)
(5)                               5.00%            216.00%           78.89%
Current Loan-to-Value (6)
(7)                               1.00%            210.00%           70.45%
Credit Score (8)                   457               833               678
--------------------------------------------------------------------------------

                                                   EARLIEST           LATEST
Maturity Date                                   July 28, 2004    January 1, 2034

                                                                 % OF PRINCIPAL
                             NUMBER OF LOANS  PRINCIPAL BALANCE      BALANCE
Fixed Rate                        3,430         $153,386,364         100.00%
ARM                                 0                $0               0.00%

Simple Interest Loans             2,639          $92,445,969         60.27%

Fully Amortizing                  3,308         $139,862,324         91.18%
Balloon                            122           $13,524,040          8.82%

First Lien                        2,590         $136,877,668         89.24%
Second Lien                        840           $16,508,696         10.76%

                                % OF PRINCIPAL
                                    BALANCE
Delinquency Status
Current                          98.76%
30-59 days                        1.24%
--------------------------------------------------------------------------------

(1)  Sum of Principal Balance divided by total number of loans.
(2)  Weighted by Outstanding Principal Balance.
(3)  Adjustable Rate Mortgage Loans only.
(4) In the above Summary Table and the following Group I Loan tables, the original loan-to-value ratio has been calculated based on the original principal balance of the relevant mortgage loan divided by the lesser of
     (i) the original appraised value of the relevant property as indicated in the loan file and (ii) in the case of a purchase loan, the original sales price of the relevant property. In the case of certain first lien loans, where the loan file contains neither an appraised value of the relevant property nor a sales price (which is the case with respect to approximately 5.57% of the Group I Loans by principal balance), such Group I Loans are assumed to have an original loan-to-value ratio of 80%.
(5) With respect to each of the Group I Loans indicated in the above table as having a loan-to-value ratio at origination greater than 125%, a statistical valuation or broker's price opinion was obtained indicating that as of the Cut-off Date, the current loan-to-value ratio (computed on the basis of the updated statistical valuation or broker's price opinion and the outstanding principal balance as of the Cut-off Date) was 125% or less.
(6) In the above Summary Table and the following total Group I Loan tables, the current loan-to-value ratio has been calculated based on the principal balance of the relevant mortgage loan as at the Cut-off Date divided by the original value of the relevant property, such value being determined in accordance with the procedures outlined in footnote (4).
(7) With respect to each of the Group I Loans indicated in the above table as having a current loan-to value greater than 125% (computed on the basis of the original value of the property), a statistical valuation or broker's price opinion was obtained indicating that as of the Cut-off Date the current loan-to-value ratio (computed on the basis of the updated statistical valuation or broker's price opinion and the outstanding principal balance as of the Cut-off Date) was 125% or less.
(8)  Minimum and Weighting only for loans with scores.




________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________





CREDIT SCORE DISTRIBUTION OF THE
GROUP I LOANS

---------------------------- ------ ---------- --------- ------- -------
                                                                  WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE
                             OF     PRINCIPAL PRINCIPAL PRINCIPAL CURRENT
RANGE OF CREDIT SCORES       LOANS  BALANCE    BALANCE   BALANCE  LTV
---------------------------- ------ ---------- --------- ------- -------
499 or less                      2    $29,803     0.02%  $14,901 70.64%
---------------------------- ------ ---------- --------- ------- -------

500 to 519                       5    160,735      0.10  32,147   40.80
---------------------------- ------ ---------- --------- ------- -------

520 to 539                      13    494,295      0.32  38,023   58.65
---------------------------- ------ ---------- --------- ------- -------

540 to 559                      61  3,384,713      2.21  55,487   71.17
---------------------------- ------ ---------- --------- ------- -------

560 to 579                     145  10,439,050     6.81  71,993   73.98
---------------------------- ------ ---------- --------- ------- -------

580 to 599                     151  8,238,312      5.37  54,558   73.98
---------------------------- ------ ---------- --------- ------- -------

600 to 619                     145  8,510,332      5.55  58,692   73.17
---------------------------- ------ ---------- --------- ------- -------

620 to 639                     191  12,834,573     8.37  67,197   74.49
---------------------------- ------ ---------- --------- ------- -------

640 to 659                     293  14,277,625     9.31  48,729   75.24
---------------------------- ------ ---------- --------- ------- -------

660 to 679                     347  16,917,964    11.03  48,755   75.88
---------------------------- ------ ---------- --------- ------- -------

680 to 699                     386  16,140,762    10.52  41,815   74.48
---------------------------- ------ ---------- --------- ------- -------

700 to 719                     386  17,766,712    11.58  46,028   69.75
---------------------------- ------ ---------- --------- ------- -------

720 to 739                     355  12,412,569     8.09  34,965   71.76
---------------------------- ------ ---------- --------- ------- -------

740 to 759                     330  12,794,542     8.34  38,771   64.67
---------------------------- ------ ---------- --------- ------- -------

760 or greater                 602  18,249,192    11.90  30,314   54.77
---------------------------- ------ ---------- --------- ------- -------
SUBTOTAL:                    3,412  $152,651,176 99.52%  $44,740 70.46%
---------------------------- ------ ---------- --------- ------- -------
Not Available                   18    735,188            40,844   67.52
                                                   0.48
---------------------------- ------ ---------- --------- ------- -------
TOTAL:                       3,430  $153,386,364100.00%  $44,719 70.45%
---------------------------- ------ ---------- --------- ------- -------

* For substantially all of the Group I Loans, the Credit Score was updated prior to Cut-off Date.

* As of the Cut-off Date, the weighted average Credit Score of the Group I Loans will be approximately 678.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP
I LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
ORIGINAL MORTGAGE            OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
LOAN PRINCIPAL BALANCE       LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
$1 to $25,000                1,064  $12,832,418   8.37%  $12,061    701  62.00%
---------------------------- ------ ---------- --------- ------- ------- -------

$25,001 to $50,000           1,154  32,294,379    21.05  27,985     693   64.63
---------------------------- ------ ---------- --------- ------- ------- -------

$50,001 to $100,000            884  50,792,409    33.11  57,457     679   73.58
---------------------------- ------ ---------- --------- ------- ------- -------

$100,001 to $200,000           219  24,925,969    16.25  113,817    673   77.08
---------------------------- ------ ---------- --------- ------- ------- -------

$200,001 to $300,000            60  13,597,243     8.86  226,621    655   72.37
---------------------------- ------ ---------- --------- ------- ------- -------

$300,001 to $400,000            32  9,987,341      6.51  312,104    642   69.29
---------------------------- ------ ---------- --------- ------- ------- -------

$400,001 to $500,000             8  3,564,477      2.32  445,560    699   71.25
---------------------------- ------ ---------- --------- ------- ------- -------

$500,001 to $600,000             4  2,109,083      1.38  527,271    643   77.77
---------------------------- ------ ---------- --------- ------- ------- -------

$600,001 to $700,000             2    873,247      0.57  436,624    708   58.00
---------------------------- ------ ---------- --------- ------- ------- -------

$700,001 to $800,000             1    708,491      0.46  708,491    567   46.00
---------------------------- ------ ---------- --------- ------- ------- -------

$800,001 to $900,000             1    735,205      0.48  735,205    658   68.00
---------------------------- ------ ---------- --------- ------- ------- -------

$900,001 to $1,000,000           1    966,104      0.63  966,104    757   39.00
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       3,430  $153,386,364100.00%  $44,719    678  70.45%
---------------------------- ------ ---------- --------- ------- ------- -------


CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP
I LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
CURRENT  MORTGAGE            OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
LOAN PRINCIPAL BALANCE       LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
$1 to $25,000                1,534  $20,602,161  13.43%  $13,430    703  56.58%
---------------------------- ------ ---------- --------- ------- ------- -------

$25,001 to $50,000             978  35,600,414    23.21  36,401     691   66.55
---------------------------- ------ ---------- --------- ------- ------- -------

$50,001 to $100,000            658  44,442,456    28.97  67,542     675   75.38
---------------------------- ------ ---------- --------- ------- ------- -------

$100,001 to $200,000           167  22,568,886    14.71  135,143    672   79.42
---------------------------- ------ ---------- --------- ------- ------- -------

$200,001 to $300,000            55  13,996,585     9.13  254,483    645   71.50
---------------------------- ------ ---------- --------- ------- ------- -------

$300,001 to $400,000            24  8,247,249      5.38  343,635    649   71.82
---------------------------- ------ ---------- --------- ------- ------- -------

$400,001 to $500,000             8  3,748,832      2.44  468,604    694   75.36
---------------------------- ------ ---------- --------- ------- ------- -------

$500,001 to $600,000             2  1,140,403      0.74  570,201    648   78.00
---------------------------- ------ ---------- --------- ------- ------- -------

$600,001 to $700,000             1    629,579      0.41  629,579    693   70.00
---------------------------- ------ ---------- --------- ------- ------- -------

$700,001 to $800,000             2  1,443,696      0.94  721,848    613   57.20
---------------------------- ------ ---------- --------- ------- ------- -------

$900,001 to $1,000,000           1    966,104      0.63  966,104    757   39.00
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       3,430  $153,386,364100.00%  $44,719    678  70.45%
---------------------------- ------ ---------- --------- ------- ------- -------



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________


MORTGAGE RATES OF THE GROUP I
LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
                             OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
MORTGAGE RATES (%)           LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
4.0001 to 4.5000                 4   $470,249     0.31%  $117,562   739  58.52%
---------------------------- ------ ---------- --------- ------- ------- -------

4.5001 to 5.0000                 9  1,167,675      0.76  129,742    722   54.18
---------------------------- ------ ---------- --------- ------- ------- -------

5.0001 to 5.5000                20  4,129,807      2.69  206,490    704   54.51
---------------------------- ------ ---------- --------- ------- ------- -------

5.5001 to 6.0000                55  4,432,276      2.89  80,587     714   68.32
---------------------------- ------ ---------- --------- ------- ------- -------

6.0001 to 6.5000                44  3,949,182      2.57  89,754     702   70.11
---------------------------- ------ ---------- --------- ------- ------- -------

6.5001 to 7.0000               157  13,327,268     8.69  84,887     664   69.78
---------------------------- ------ ---------- --------- ------- ------- -------

7.0001 to 7.5000               324  22,645,778    14.76  69,894     675   69.31
---------------------------- ------ ---------- --------- ------- ------- -------

7.5001 to 8.0000               765  35,735,341    23.30  46,713     689   70.48
---------------------------- ------ ---------- --------- ------- ------- -------

8.0001 to 8.5000               448  17,741,561    11.57  39,602     681   72.62
---------------------------- ------ ---------- --------- ------- ------- -------

8.5001 to 9.0000               400  16,511,994    10.76  41,280     670   73.22
---------------------------- ------ ---------- --------- ------- ------- -------

9.0001 to 9.5000               292  8,947,371      5.83  30,642     668   71.18
---------------------------- ------ ---------- --------- ------- ------- -------

9.5001 to 10.0000              301  9,471,458      6.17  31,467     666   71.05
---------------------------- ------ ---------- --------- ------- ------- -------

10.0001 to 10.5000             180  5,242,476      3.42  29,125     669   73.65
---------------------------- ------ ---------- --------- ------- ------- -------

10.5001 to 11.0000             131  3,554,780      2.32  27,136     651   71.63
---------------------------- ------ ---------- --------- ------- ------- -------

11.0001 to 11.5000              54  1,262,516      0.82  23,380     649   73.53
---------------------------- ------ ---------- --------- ------- ------- -------

11.5001 to 12.0000              72  1,678,561      1.09  23,313     664   73.83
---------------------------- ------ ---------- --------- ------- ------- -------

12.0001 to 12.5000              49  1,002,509      0.65  20,459     652   74.46
---------------------------- ------ ---------- --------- ------- ------- -------

12.5001 to 13.0000              45  1,038,757      0.68  23,083     672   78.95
---------------------------- ------ ---------- --------- ------- ------- -------

13.0001 to 13.5000              39    628,291      0.41  16,110     687   80.51
---------------------------- ------ ---------- --------- ------- ------- -------

13.5001 to 14.0000              12    171,527      0.11  14,294     698   73.57
---------------------------- ------ ---------- --------- ------- ------- -------

14.0001 to 14.5000               6     44,380      0.03   7,397     653   26.48
---------------------------- ------ ---------- --------- ------- ------- -------

14.5001 to 15.0000               8     99,037      0.06  12,380     698   30.53
---------------------------- ------ ---------- --------- ------- ------- -------

15.0001 to 15.5000               5     47,201      0.03   9,440     570   29.25
---------------------------- ------ ---------- --------- ------- ------- -------

15.5001 to 16.0000               4     48,456      0.03  12,114     614   34.95
---------------------------- ------ ---------- --------- ------- ------- -------

16.0001 to 16.5000               4     20,221      0.01   5,055     613   11.09
---------------------------- ------ ---------- --------- ------- ------- -------

17.0001 to 17.5000               1     10,672      0.01  10,672     620   19.00
---------------------------- ------ ---------- --------- ------- ------- -------

17.5001 to 18.0000               1      7,019      0.01   7,019     551   10.00
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       3,430  $153,386,364100.00%  $44,719    678  70.45%
---------------------------- ------ ---------- --------- ------- ------- -------

* As of the Cut-off Date, the weighted average mortgage rate of the Group I Loans will be approximately 8.1909% per annum.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




NET MORTGAGE RATES OF THE GROUP I
LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
                             OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
NET MORTGAGE RATES (%)       LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
3.5000 to 3.9999                 2    $90,866     0.06%  $45,433    726  61.10%
---------------------------- ------ ---------- --------- ------- ------- -------

4.0000 to 4.4999                 5    671,675      0.44  134,335    723   54.77
---------------------------- ------ ---------- --------- ------- ------- -------

4.5000 to 4.9999                11  2,345,719      1.53  213,247    729   52.52
---------------------------- ------ ---------- --------- ------- ------- -------

5.0000 to 5.4999                62  6,001,973      3.91  96,806     703   63.36
---------------------------- ------ ---------- --------- ------- ------- -------

5.5000 to 5.9999                48  4,623,324      3.01  96,319     714   68.02
---------------------------- ------ ---------- --------- ------- ------- -------

6.0000 to 6.4999               121  7,930,397      5.17  65,540     684   74.03
---------------------------- ------ ---------- --------- ------- ------- -------

6.5000 to 6.9999               282  21,713,109    14.16  76,997     666   71.51
---------------------------- ------ ---------- --------- ------- ------- -------

7.0000 to 7.4999               819  40,391,760    26.33  49,318     687   69.50
---------------------------- ------ ---------- --------- ------- ------- -------

7.5000 to 7.9999               430  17,515,839    11.42  40,735     680   71.80
---------------------------- ------ ---------- --------- ------- ------- -------

8.0000 to 8.4999               397  16,805,502    10.96  42,331     671   73.94
---------------------------- ------ ---------- --------- ------- ------- -------

8.5000 to 8.9999               322  10,599,082     6.91  32,916     665   68.21
---------------------------- ------ ---------- --------- ------- ------- -------

9.0000 to 9.4999               304  9,145,323      5.96  30,083     667   71.14
---------------------------- ------ ---------- --------- ------- ------- -------

9.5000 to 9.9999               182  5,600,777      3.65  30,773     663   72.79
---------------------------- ------ ---------- --------- ------- ------- -------

10.0000 to 10.4999             138  3,628,628      2.37  26,294     656   70.98
---------------------------- ------ ---------- --------- ------- ------- -------

10.5000 to 10.9999              59  1,509,707      0.98  25,588     654   71.39
---------------------------- ------ ---------- --------- ------- ------- -------

11.0000 to 11.4999              73  1,728,669      1.13  23,680     664   74.88
---------------------------- ------ ---------- --------- ------- ------- -------

11.5000 to 11.9999              50    968,453      0.63  19,369     651   71.85
---------------------------- ------ ---------- --------- ------- ------- -------

12.0000 to 12.4999              42    975,871      0.64  23,235     666   83.05
---------------------------- ------ ---------- --------- ------- ------- -------

12.5000 to 12.9999              41    666,839      0.43  16,264     699   76.53
---------------------------- ------ ---------- --------- ------- ------- -------

13.0000 to 13.4999              13    195,865      0.13  15,067     679   67.04
---------------------------- ------ ---------- --------- ------- ------- -------

13.5000 to 13.9999               5     40,532      0.03   8,106     648   27.47
---------------------------- ------ ---------- --------- ------- ------- -------

14.0000 to 14.4999               9    102,885      0.07  11,432     699   29.98
---------------------------- ------ ---------- --------- ------- ------- -------

14.5000 to 14.9999               5     47,201      0.03   9,440     570   29.25
---------------------------- ------ ---------- --------- ------- ------- -------

15.0000 to 15.4999               3     38,540      0.03  12,847     577   39.57
---------------------------- ------ ---------- --------- ------- ------- -------

15.5000 to 15.9999               5     30,137      0.02   6,027     657   13.04
---------------------------- ------ ---------- --------- ------- ------- -------

16.5000 to 16.9999               1     10,672      0.01  10,672     620   19.00
---------------------------- ------ ---------- --------- ------- ------- -------

17.0000 to 17.4999               1      7,019      0.01   7,019     551   10.00
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       3,430  $153,386,364100.00%  $44,719    678  70.45%
---------------------------- ------ ---------- --------- ------- ------- -------

* As of the Cut-off Date, the weighted average Net Mortgage Rate of the Group I Loans will approximately 7.7113% per annum.





________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I
LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
ORIGINAL                     OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
LOAN-TO-VALUE RATIO (%)      LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
50.00 or less                  657  $18,751,796  12.23%  $28,542    710  30.96%
---------------------------- ------ ---------- --------- ------- ------- -------

50.01 to 55.00                 103  3,843,901      2.51  37,319     681   45.36
---------------------------- ------ ---------- --------- ------- ------- -------

55.01 to 60.00                 116  4,501,173      2.93  38,803     686   50.12
---------------------------- ------ ---------- --------- ------- ------- -------

60.01 to 65.00                 136  5,780,354      3.77  42,503     691   55.12
---------------------------- ------ ---------- --------- ------- ------- -------

65.01 to 70.00                 133  6,800,371      4.43  51,131     698   59.82
---------------------------- ------ ---------- --------- ------- ------- -------

70.01 to 75.00                 166  10,017,906     6.53  60,349     667   66.13
---------------------------- ------ ---------- --------- ------- ------- -------

75.01 to 80.00                 514  28,487,750    18.57  55,424     665   69.13
---------------------------- ------ ---------- --------- ------- ------- -------

80.01 to 85.00                 233  10,743,437     7.00  46,109     668   75.20
---------------------------- ------ ---------- --------- ------- ------- -------

85.01 to 90.00                 355  16,235,704    10.58  45,734     663   79.57
---------------------------- ------ ---------- --------- ------- ------- -------

90.01 to 95.00                 238  9,709,678      6.33  40,797     682   84.03
---------------------------- ------ ---------- --------- ------- ------- -------

95.01 to 100.00                699  35,575,138    23.19  50,894     678   91.78
---------------------------- ------ ---------- --------- ------- ------- -------

100.01 to 125.00                75  2,861,524      1.87  38,154     681   96.50
---------------------------- ------ ---------- --------- ------- ------- -------

125.01 or greater                5     77,632      0.05  15,526     711  144.99
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       3,430  $153,386,364100.00%  $44,719    678  70.45%
---------------------------- ------ ---------- --------- ------- ------- -------

* The weighted average loan-to-value ratio at origination of the Group I Loans will be approximately will be approximately 78.89%.

*    With  respect to  mortgage  loans  secured by second  liens,  the  combined
     loan-to-value   ratio  is  used  for  this  table  and   throughout   these
     Computational Materials.

* With respect to each of the Group I Loans indicated in the above table as having a loan-to-value ratio at origination greater than 125%, a statistical valuation or broker's price opinion was obtained indicating that as of the Cut-off Date, the current loan-to-value ratio (computed on the basis of the updated statistical valuation or broker's price opinion and the outstanding principal balance as of the Cut-off Date) was 125% or less.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



CURRENT LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
CURRENT                      OF     PRINCIPAL PRINCIPAL PRINCIPAL CREDIT   CURRENT
LOAN-TO-VALUE RATIO (%)      LOANS  BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
50.00 or less                 1,079     $28,316,575    18.46%  $26,243     705
--------------------------- -------- --------------- --------- -------- -------

50.01 to 55.00                  141       6,098,619      3.98   43,253     689
--------------------------- -------- --------------- --------- -------- -------

55.01 to 60.00                  134       5,397,624      3.52   40,281     697
--------------------------- -------- --------------- --------- -------- -------

60.01 to 65.00                  168       8,444,182      5.51   50,263     691
--------------------------- -------- --------------- --------- -------- -------

65.01 to 70.00                  290      15,911,592     10.37   54,868     680
--------------------------- -------- --------------- --------- -------- -------

70.01 to 75.00                  267      14,999,651      9.78   56,178     660
--------------------------- -------- --------------- --------- -------- -------

75.01 to 80.00                  252      18,479,526     12.05   73,331     656
--------------------------- -------- --------------- --------- -------- -------

80.01 to 85.00                  260      13,085,482      8.53   50,329     664
--------------------------- -------- --------------- --------- -------- -------

85.01 to 90.00                  314      16,771,850     10.93   53,414     672
--------------------------- -------- --------------- --------- -------- -------

90.01 to 95.00                  245      11,526,449      7.51   47,047     678
--------------------------- -------- --------------- --------- -------- -------

95.01 to 100.00                 257      13,589,750      8.86   52,878     671
--------------------------- -------- --------------- --------- -------- -------

100.01 to 125.00                 19         689,863      0.45   36,309     677
--------------------------- -------- --------------- --------- -------- -------
125.01 or greater                 4          75,201             18,800     709
                                                         0.05
--------------------------- -------- --------------- --------- -------- -------
TOTAL:                        3,430    $153,386,364   100.00%  $44,719     678
--------------------------- -------- --------------- --------- -------- -------

* The weighted average loan-to-value ratio of the Group I Loans will be approximately 70.45%.

*    With  respect  to Group I Loans  secured  by  second  liens,  the  combined
     loan-to-value   ratio  is  used  for  this  table  and   throughout   these
     Computational Materials.

* With respect to each of the Group I Loans indicated in the above table as having a current loan-to value greater than 125% (computed on the basis of the original value of the property), a statistical valuation or broker's price opinion was obtained indicating that as of the Cut-off Date the current loan-to-value ratio (computed on the basis of the updated statistical valuation or broker's price opinion and the outstanding principal balance as of the Cut-off Date) was 125% or less.


________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE
GROUP I LOANS

---------------------------- ------ ---------- --------- ------- ------- ------- ------
                                                                         WEIGHTED WEIGHTED
                             NUMBER                   % OF      AVERAGE  AVERAGE  AVERAGE
                             OF         PRINCIPAL     PRINCIPAL PRINCIPAL CREDIT   CURRENT
STATE                        LOANS      BALANCE       BALANCE   BALANCE   SCORE    LTV

--------------------------- -------- --------------- --------- -------- ------- -------
Tennessee                       736     $33,617,979    21.92%  $45,677     685  76.75%
--------------------------- -------- --------------- --------- -------- ------- -------

Florida                         799      26,331,723     17.17   32,956     685   73.54
--------------------------- -------- --------------- --------- -------- ------- -------

Alabama                         650      22,993,319     14.99   35,374     693   73.82
--------------------------- -------- --------------- --------- -------- ------- -------

California                       79      12,268,261      8.00  155,294     664   63.90
--------------------------- -------- --------------- --------- -------- ------- -------

Mississippi                     163       5,534,569      3.61   33,954     686   76.06
--------------------------- -------- --------------- --------- -------- ------- -------

New Jersey                      104       5,141,181      3.35   49,434     696   42.22
--------------------------- -------- --------------- --------- -------- ------- -------

Georgia                         103       4,313,735      2.81   41,881     684   67.39
--------------------------- -------- --------------- --------- -------- ------- -------

Maryland                         37       3,519,849      2.29   95,131     651   63.91
--------------------------- -------- --------------- --------- -------- ------- -------

Virginia                         59       3,371,431      2.20   57,143     649   63.62
--------------------------- -------- --------------- --------- -------- ------- -------

Texas                            76       3,274,605      2.13   43,087     640   64.51
--------------------------- -------- --------------- --------- -------- ------- -------

New York                         34       3,086,345      2.01   90,775     692   68.82
--------------------------- -------- --------------- --------- -------- ------- -------

Other                           590      29,933,367     19.52   50,735     663   67.37
--------------------------- -------- --------------- --------- -------- ------- -------
TOTAL:                        3,430    $153,386,364   100.00%  $44,719     678  70.45%
--------------------------- -------- --------------- --------- -------- ------- -------

* Other includes other states and the District of Columbia with under 2% concentrations individually. * No more than approximately 0.7% of the Group I Loans will be secured by mortgaged properties located in any one zip code.



MORTGAGE LOAN PURPOSE OF THE GROUP
I LOANS

--------------------------- -------- --------------- --------- -------- ------- -------
                                                                         WEIGHTED WEIGHTED
                             NUMBER                   % OF      AVERAGE  AVERAGE  AVERAGE
                             OF         PRINCIPAL     PRINCIPAL PRINCIPAL CREDIT   CURRENT
LOAN PURPOSE                 LOANS      BALANCE       BALANCE   BALANCE   SCORE    LTV
--------------------------- -------- --------------- --------- -------- ------- -------

Purchase                        422     $28,075,738    18.30%  $66,530     660  77.87%
--------------------------- -------- --------------- --------- -------- ------- -------

Rate/Term Refinance             405      25,200,415     16.43   62,223     683   68.22
--------------------------- -------- --------------- --------- -------- ------- -------

Equity Refinance              2,603     100,110,211     65.27   38,460     682   68.93
--------------------------- -------- --------------- --------- -------- ------- -------
TOTAL:                        3,430    $153,386,364   100.00%  $44,719     678  70.45%
--------------------------- -------- --------------- --------- -------- ------- -------

* With respect to approximately 18.74% of the Group I Loans indicated as having an Equity Refinance loan purpose by principal balance, the loan was seasoned a minimum of 103 months and assumed to be Equity Refinance.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



OCCUPANCY TYPE OF THE GROUP I LOANS


--------------------------- -------- --------------- --------- -------- ------- -------
                                                                WEIGHTED WEIGHTED
                             NUMBER                   % OF      AVERAGE  AVERAGE  AVERAGE
                             OF        PRINCIPAL      PRINCIPAL PRINCIPAL CREDIT  CURRENT
OCCUPANCY TYPE               LOANS     BALANCE        BALANCE   BALANCE  SCORE    LTV
--------------------------- -------- --------------- --------- -------- ------- -------
Primary Residence             3,118    $140,717,717    91.74%  $45,131     677  71.04%
--------------------------- -------- --------------- --------- -------- ------- -------

Second/Vacation                   9       2,064,255      1.35  229,362     716   51.72
--------------------------- -------- --------------- --------- -------- ------- -------

Non-Owner Occupied              303      10,604,392      6.91   34,998     685   66.23
--------------------------- -------- --------------- --------- -------- ------- -------
TOTAL:                        3,430    $153,386,364   100.00%  $44,719     678  70.45%
--------------------------- -------- --------------- --------- -------- ------- -------


MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

--------------------------- -------- --------------- --------- -------- ------- -------
                                                                WEIGHTED WEIGHTED
                             NUMBER                   % OF      AVERAGE  AVERAGE  AVERAGE
                             OF        PRINCIPAL      PRINCIPAL PRINCIPAL CREDIT  CURRENT
PROPERTY  TYPE               LOANS     BALANCE        BALANCE   BALANCE  SCORE    LTV
--------------------------- -------- --------------- --------- -------- ------- -------
Single-family detached        3,205    $135,869,469    88.58%  $42,393     679  70.05%
--------------------------- -------- --------------- --------- -------- ------- -------
Condo Low-Rise (less than
5 stories)                       77       4,346,944      2.83   56,454     681   71.24
--------------------------- -------- --------------- --------- -------- ------- -------

Two- to four- family units       37       4,066,455      2.65  109,904     681   70.10
--------------------------- -------- --------------- --------- -------- ------- -------
Planned Unit Developments
(detached)                       21       3,837,959      2.50  182,760     653   73.45
--------------------------- -------- --------------- --------- -------- ------- -------

Manufactured Home                37       1,999,994      1.30   54,054     660   77.34
--------------------------- -------- --------------- --------- -------- ------- -------
Planned Unit Developments
(attached)                       29       1,997,151      1.30   68,867     647   78.61
--------------------------- -------- --------------- --------- -------- ------- -------

Townhouse                        19         894,685      0.58   47,089     696   84.39
--------------------------- -------- --------------- --------- -------- ------- -------
Condo Mid-Rise (5 to 8
stories)                          2         284,291      0.19  142,146     690   64.54
--------------------------- -------- --------------- --------- -------- ------- -------
Condo High-Rise (9
stories or more)                  2          71,680      0.05   35,840     737   77.28
--------------------------- -------- --------------- --------- -------- ------- -------

Co-op                             1          17,736      0.01   17,736     701   46.00
--------------------------- -------- --------------- --------- -------- ------- -------
TOTAL:                        3,430    $153,386,364   100.00%  $44,719     678  70.45%
--------------------------- -------- --------------- --------- -------- ------- -------

ORIGINAL TERM OF THE GROUP I LOANS

--------------------------- -------- --------------- --------- -------- ------- -------
                                                                WEIGHTED WEIGHTED
                             NUMBER                   % OF      AVERAGE  AVERAGE  AVERAGE
                             OF        PRINCIPAL      PRINCIPAL PRINCIPAL CREDIT  CURRENT
ORIGINAL TERM IN MONTHS      LOANS     BALANCE        BALANCE   BALANCE  SCORE    LTV
--------------------------- -------- --------------- --------- -------- ------- -------

1-60                            253     $12,333,304     8.04%  $48,748     675  88.66%
--------------------------- -------- --------------- --------- -------- ------- -------

61 - 120                        569      10,957,161      7.14   19,257     708   55.32
--------------------------- -------- --------------- --------- -------- ------- -------

121 - 180                     1,899      74,379,224     48.49   39,168     691   71.00
--------------------------- -------- --------------- --------- -------- ------- -------

181 - 240                        45       1,980,734      1.29   44,016     663   75.87
--------------------------- -------- --------------- --------- -------- ------- -------

241 - 300                        55       3,596,604      2.34   65,393     671   78.66
--------------------------- -------- --------------- --------- -------- ------- -------

301 - 360                       604      50,081,769     32.65   82,917     655   67.68
--------------------------- -------- --------------- --------- -------- ------- -------

361 - 420                         5          57,568      0.04   11,514     647   51.01
--------------------------- -------- --------------- --------- -------- ------- -------
TOTAL:                        3,430    $153,386,364   100.00%  $44,719     678  70.45%
--------------------------- -------- --------------- --------- -------- ------- -------

* As of the Cut-off Date, the weighted average original term of the Group I Loans will be approximately 226 months.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



REMAINING TERM TO MATURITY OF THE GROUP I
LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                    WEIGHTED WEIGHTED
                             NUMBER              % OF      AVERAGE  AVERAGE  AVERAGE
                             OF      PRINCIPAL   PRINCIPAL PRINCIPAL CREDIT  CURRENT
REMAINING TERM IN MONTHS     LOANS   BALANCE     BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
120 or less                  1,373  $37,258,874  24.29%  $27,137    694  65.28%
---------------------------- ------ ---------- --------- ------- ------- -------

121 to 132                     510  16,671,630    10.87  32,689     681   73.89
---------------------------- ------ ---------- --------- ------- ------- -------

133 to 144                     378  14,206,052     9.26  37,582     683   75.61
---------------------------- ------ ---------- --------- ------- ------- -------

145 to 156                     543  26,517,203    17.29  48,835     694   75.68
---------------------------- ------ ---------- --------- ------- ------- -------

157 to 168                      33  2,237,642      1.46  67,807     677   65.67
---------------------------- ------ ---------- --------- ------- ------- -------

169 to 180                      65  5,823,276      3.80  89,589     699   56.27
---------------------------- ------ ---------- --------- ------- ------- -------

181 to 192                      25  1,604,628      1.05  64,185     657   69.49
---------------------------- ------ ---------- --------- ------- ------- -------

193 to 204                      25  1,081,154      0.70  43,246     644   55.36
---------------------------- ------ ---------- --------- ------- ------- -------

205 to 216                      28  1,857,101      1.21  66,325     671   60.29
---------------------------- ------ ---------- --------- ------- ------- -------

217 to 228                      62  4,097,262      2.67  66,085     689   55.66
---------------------------- ------ ---------- --------- ------- ------- -------

229 to 240                      67  2,925,994      1.91  43,672     678   56.93
---------------------------- ------ ---------- --------- ------- ------- -------

241 to 252                     112  5,208,742      3.40  46,507     657   72.69
---------------------------- ------ ---------- --------- ------- ------- -------

253 to 264                       2    217,494      0.14  108,747    660   71.67
---------------------------- ------ ---------- --------- ------- ------- -------

265 to 276                       3    170,915      0.11  56,972     646   59.83
---------------------------- ------ ---------- --------- ------- ------- -------

277 to 288                       7    567,303      0.37  81,043     567   75.89
---------------------------- ------ ---------- --------- ------- ------- -------

289 to 300                      44  8,553,905      5.58  194,407    639   69.57
---------------------------- ------ ---------- --------- ------- ------- -------

301 to 312                      28  3,874,166      2.53  138,363    600   72.60
---------------------------- ------ ---------- --------- ------- ------- -------

313 to 324                      30  6,890,054      4.49  229,668    636   75.97
---------------------------- ------ ---------- --------- ------- ------- -------

325 to 336                       8  1,068,163      0.70  133,520    618   80.59
---------------------------- ------ ---------- --------- ------- ------- -------

337 to 348                      28  4,083,467      2.66  145,838    664   83.86
---------------------------- ------ ---------- --------- ------- ------- -------

349 to 360                      59  8,471,341      5.52  143,582    683   74.70
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       3,430  $153,386,364100.00%  $44,719    678  70.45%
---------------------------- ------ ---------- --------- ------- ------- -------

* As of the Cut-off Date, the weighted average remaining term to maturity of the Group I Loans will be approximately 173 months.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




SEASONING OF THE GROUP I
LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                    WEIGHTED WEIGHTED
                             NUMBER              % OF      AVERAGE  AVERAGE  AVERAGE
                             OF      PRINCIPAL   PRINCIPAL PRINCIPAL CREDIT  CURRENT
SEASONING IN MONTHS          LOANS   BALANCE     BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------

1 - 12                         143  $16,066,475  10.47%  $112,353   689  68.64%
---------------------------- ------ ---------- --------- ------- ------- -------

13 - 24                         51  6,119,221      3.99  119,985    670   81.83
---------------------------- ------ ---------- --------- ------- ------- -------

25 - 36                        907  43,367,029    28.27  47,814     690   77.67
---------------------------- ------ ---------- --------- ------- ------- -------

37 - 48                        541  22,440,063    14.63  41,479     667   75.32
---------------------------- ------ ---------- --------- ------- ------- -------

49 - 60                        813  28,254,574    18.42  34,753     670   72.83
---------------------------- ------ ---------- --------- ------- ------- -------

61 - 72                        283  14,398,488     9.39  50,878     668   68.29
---------------------------- ------ ---------- --------- ------- ------- -------

73 - 84                         30    836,241      0.55  27,875     594   65.12
---------------------------- ------ ---------- --------- ------- ------- -------

85 - 96                         20    265,737      0.17  13,287     660   43.99
---------------------------- ------ ---------- --------- ------- ------- -------

97 - 108                        36    704,115      0.46  19,559     644   52.79
---------------------------- ------ ---------- --------- ------- ------- -------

109 - 120                      120  3,780,512      2.46  31,504     655   57.43
---------------------------- ------ ---------- --------- ------- ------- -------

121 - 132                       93  4,781,614      3.12  51,415     700   47.38
---------------------------- ------ ---------- --------- ------- ------- -------

133 - 144                      152  6,380,543      4.16  41,977     699   42.98
---------------------------- ------ ---------- --------- ------- ------- -------

145 - 156                       60  2,242,385      1.46  37,373     670   52.04
---------------------------- ------ ---------- --------- ------- ------- -------

157 - 168                       43    984,256      0.64  22,890     646   50.28
---------------------------- ------ ---------- --------- ------- ------- -------

169 - 180                       13    468,782      0.31  36,060     642   62.20
---------------------------- ------ ---------- --------- ------- ------- -------

181 or greater                 125  2,296,331      1.50  18,371     686   37.69
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       3,430  $153,386,364100.00%  $44,719    678  70.45%
---------------------------- ------ ---------- --------- ------- ------- -------


* As of the Cut-off Date, the weighted average seasoning of the Group I Loans will be approximately 54 months.




MORTGAGE LOAN DOCUMENTATION TYPES OF THE
GROUP I LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                   WEIGHTED WEIGHTED
                             NUMBER             % OF      AVERAGE  AVERAGE  AVERAGE
                             OF      PRINCIPAL  PRINCIPAL PRINCIPAL CREDIT  CURRENT
DOUMENTATION TYPE            LOANS   BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
Reduced Documentation        2,999  $122,095,422 79.60%  $40,712    688  70.40%
---------------------------- ------ ---------- --------- ------- ------- -------

Full Documentation             431  31,290,942    20.40  72,601     641   70.64
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                       3,430  $153,386,364100.00%  $44,719    678  70.45%
---------------------------- ------ ---------- --------- ------- ------- -------

* With respect to approximately 15.37% of the Group I Loans indicated as having a Reduced Documentation Type by principal balance, the loan was seasoned a minimum of 103 months and assumed to be Reduced Documentation.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



                                 GROUP II LOANS

--------------------------------------------------------------------------------
Aggregate Outstanding
Principal Balance                                                  $82,293,749
Aggregate Original
Principal Balance                                                 $101,501,372
Number of Group II Loans                                               847
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 MINIMUM           MAXIMUM         AVERAGE (1)
Original Principal Balance       $12,983         $1,250,000         $119,836
Outstanding Principal
Balance                          $1,539          $1,250,000          $97,159
--------------------------------------------------------------------------------
                                 MINIMUM           MAXIMUM          WEIGHTED
                                                                   AVERAGE (2)
Original Term (mos)                96                420               355
Stated remaining Term (mos)        12                356               266
Loan Age (mos)                      4                338               90
Current Interest Rate            2.500%            12.650%           6.113%
Initial Interest Rate Cap
(3)                              0.250%            16.375%           2.872%
Periodic Rate Cap (3)            0.250%            15.625%           1.556%
Gross Margin (3)                 -1.960%           10.125%           3.550%
Maximum Mortgage Rate (3)        8.875%            24.000%           13.219%
Minimum Mortgage Rate (3)        0.000%            12.650%           4.705%
Months to Roll (3)                  1                163               17
Original Loan-to-Value (4)
(5)                               6.00%            135.00%           71.89%
Current Loan-to-Value (6)
(7)                               1.00%            101.00%           63.18%
Credit Score (8)                   504               837               683
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   EARLIEST           LATEST
Maturity Date                                   June 1, 2005    February 5, 2034

                                                                 % OF PRINCIPAL
                             NUMBER OF LOANS  PRINCIPAL BALANCE      BALANCE
Fixed Rate                          0                $0               0.00%
ARM                                847           $82,293,749         100.00%

Simple Interest Loans              55            $4,255,605           5.17%

Fully Amortizing                   668           $57,949,247         70.42%
Interest-Only                      19            $11,903,377         14.46%
Negative Amortization              160           $12,441,125         15.12%

First Lien                         847           $82,293,749         100.00%
Second Lien                         0                $0               0.00%

                             % OF PRINCIPAL
                                 BALANCE
Delinquency Status
Current                          98.05%
30-59 days                        1.95%
--------------------------------------------------------------------------------

(1)  Sum of Principal Balance divided by total number of loans.
(2)  Weighted by Outstanding Principal Balance.
(3)  Adjustable Rate Mortgage Loans only.
(4) In the above Summary Table and the following Group II Loan tables, the original loan-to-value ratio has been calculated based on the original principal balance of the relevant mortgage loan divided by the lesser of
     (i) the original appraised value of the relevant property as indicated in the loan file and (ii) in the case of a purchase loan, the original sales price of the relevant property. In the case of certain first lien loans, where the loan file contains neither an appraised value of the relevant property nor a sales price (which is the case with respect to approximately 17.19% of the Group I Loans by principal balance), such Group II Loans are assumed to have an original loan-to-value ratio of 80%.
(5) With respect to each of the Group II Loans indicated in the above table as having a loan-to-value ratio at origination greater than 125%, a statistical valuation or broker's price opinion was obtained indicating that as of the Cut-off Date, the current loan-to-value ratio (computed on the basis of the updated statistical valuation or broker's price opinion and the outstanding principal balance as of the Cut-off Date) was 125% or less.
(6) In the above Summary Table and the following total Group II Loan tables, the current loan-to-value ratio has been calculated based on the principal balance of the relevant mortgage loan as at the Cut-off Date divided by the original value of the relevant property, such value being determined in accordance with the procedures outlined in footnote (4).
(7) With respect to each of the Group II Loans indicated in the above table as having a current loan-to value greater than 125% (computed on the basis of the original value of the property), a statistical valuation or broker's price opinion was obtained indicating that as of the Cut-off Date the current loan-to-value ratio (computed on the basis of the updated statistical valuation or broker's price opinion and the outstanding principal balance as of the Cut-off Date) was 125% or less.
(8)  Minimum and Weighting only for loans with scores.




________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________





CREDIT SCORE DISTRIBUTION OF THE
GROUP II LOANS

---------------------------- ------ ---------- --------- ------- ---------
                                                                   WEIGHTED
                             NUMBER             % OF      AVERAGE  AVERAGE
                             OF      PRINCIPAL  PRINCIPAL PRINCIPAL CURRENT
RANGE OF CREDIT SCORES       LOANS   BALANCE    BALANCE   BALANCE   LTV
---------------------------- ------ ---------- --------- ------- ---------
500 to 519                       1    $63,036     0.08%  $63,036 57.00%
---------------------------- ------ ---------- --------- ------- -------

520 to 539                       7    596,722      0.73  85,246   45.13
---------------------------- ------ ---------- --------- ------- -------

540 to 559                      21  1,552,012      1.89  73,905   71.83
---------------------------- ------ ---------- --------- ------- -------

560 to 579                      39  3,921,142      4.76  100,542  71.77
---------------------------- ------ ---------- --------- ------- -------

580 to 599                      49  5,238,731      6.37  106,913  76.95
---------------------------- ------ ---------- --------- ------- -------

600 to 619                      51  6,659,034      8.09  130,569  71.06
---------------------------- ------ ---------- --------- ------- -------

620 to 639                      58  5,489,096      6.67  94,640   73.81
---------------------------- ------ ---------- --------- ------- -------

640 to 659                      72  9,318,074     11.32  129,418  73.80
---------------------------- ------ ---------- --------- ------- -------

660 to 679                      53  5,482,205      6.66  103,438  71.52
---------------------------- ------ ---------- --------- ------- -------

680 to 699                      64  6,780,530      8.24  105,946  53.88
---------------------------- ------ ---------- --------- ------- -------

700 to 719                      59  8,421,740     10.23  142,741  64.61
---------------------------- ------ ---------- --------- ------- -------

720 to 739                      76  6,261,798      7.61  82,392   60.04
---------------------------- ------ ---------- --------- ------- -------

740 to 759                      77  6,383,708      7.76  82,905   51.04
---------------------------- ------ ---------- --------- ------- -------

760 or greater                 207  14,602,843    17.74  70,545   48.66
---------------------------- ------ ---------- --------- ------- -------

SUBTOTAL:                      834  $80,770,671  98.15%  $96,847 63.22%
---------------------------- ------ ---------- --------- ------- -------

Not Available                   13  1,523,078      1.85  117,160  61.19
---------------------------- ------ ---------- --------- ------- -------

TOTAL:                         847  $82,293,749 100.00%  $97,159 63.18%
---------------------------- ------ ---------- --------- ------- -------


* For substantially all of the Group II Loans, the Credit Score was updated prior to Cut-off Date.

* As of the Cut-off Date, the weighted average Credit Score of the Group II Loans will be approximately 680.




________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP
II LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                   WEIGHTED WEIGHTED
                             NUMBER             % OF      AVERAGE  AVERAGE  AVERAGE
ORIGINAL MORTGAGE            OF      PRINCIPAL  PRINCIPAL PRINCIPAL CREDIT  CURRENT
LOAN PRINCIPAL BALANCE       LOANS   BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------

$1 to $25,000                   25   $274,816     0.33%  $10,993    698  37.16%
---------------------------- ------ ---------- --------- ------- ------- -------

$25,001 to $50,000             161  4,135,833      5.03  25,688     689   47.73
---------------------------- ------ ---------- --------- ------- ------- -------

$50,001 to $100,000            346  18,420,028    22.38  53,237     693   59.01
---------------------------- ------ ---------- --------- ------- ------- -------

$100,001 to $200,000           210  23,455,537    28.50  111,693    677   62.96
---------------------------- ------ ---------- --------- ------- ------- -------

$200,001 to $300,000            52  10,157,587    12.34  195,338    674   65.54
---------------------------- ------ ---------- --------- ------- ------- -------

$300,001 to $400,000            27  8,090,328      9.83  299,642    671   73.15
---------------------------- ------ ---------- --------- ------- ------- -------

$400,001 to $500,000             9  3,751,552      4.56  416,839    666   60.68
---------------------------- ------ ---------- --------- ------- ------- -------

$500,001 to $600,000             4  1,910,278      2.32  477,569    659   69.73
---------------------------- ------ ---------- --------- ------- ------- -------

$600,001 to $700,000             1    645,682      0.78  645,682    699   65.00
---------------------------- ------ ---------- --------- ------- ------- -------

$700,001 to $800,000             3  2,196,942      2.67  732,314    666   54.05
---------------------------- ------ ---------- --------- ------- ------- -------

$800,001 to $900,000             3  2,560,047      3.11  853,349    664   71.55
---------------------------- ------ ---------- --------- ------- ------- -------

$900,001 to $1,000,000           2  1,931,395      2.35  965,698    703   69.68
---------------------------- ------ ---------- --------- ------- ------- -------

$1,000,001 to $1,100,000         1  1,036,919      1.26  1,036,919  725   80.00
---------------------------- ------ ---------- --------- ------- ------- -------

$1,200,001 to $1,300,000         3  3,726,805      4.53  1,242,268  745   66.65
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                         847  $82,293,749 100.00%  $97,159    683  63.18%
---------------------------- ------ ---------- --------- ------- ------- -------


CURRENT  MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP
II LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                   WEIGHTED WEIGHTED
                             NUMBER             % OF      AVERAGE  AVERAGE  AVERAGE
CURRENT  MORTGAGE            OF      PRINCIPAL  PRINCIPAL PRINCIPAL CREDIT  CURRENT
LOAN PRINCIPAL BALANCE       LOANS   BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
$1 to $25,000                  114  $1,749,499    2.13%  $15,346    711  31.26%
---------------------------- ------ ---------- --------- ------- ------- -------

$25,001 to $50,000             249  9,245,209     11.23  37,129     707   47.87
---------------------------- ------ ---------- --------- ------- ------- -------

$50,001 to $100,000            256  18,511,615    22.49  72,311     692   57.96
---------------------------- ------ ---------- --------- ------- ------- -------

$100,001 to $200,000           149  20,401,904    24.79  136,926    674   66.28
---------------------------- ------ ---------- --------- ------- ------- -------

$200,001 to $300,000            36  8,720,474     10.60  242,235    654   71.54
---------------------------- ------ ---------- --------- ------- ------- -------

$300,001 to $400,000            22  7,539,311      9.16  342,696    669   74.63
---------------------------- ------ ---------- --------- ------- ------- -------

$400,001 to $500,000             5  2,361,576      2.87  472,315    659   66.43
---------------------------- ------ ---------- --------- ------- ------- -------

$500,001 to $600,000             3  1,666,370      2.02  555,457    653   74.37
---------------------------- ------ ---------- --------- ------- ------- -------

$600,001 to $700,000             2  1,335,624      1.62  667,812    693   38.65
---------------------------- ------ ---------- --------- ------- ------- -------

$700,001 to $800,000             2  1,507,000      1.83  753,500    656   72.39
---------------------------- ------ ---------- --------- ------- ------- -------

$800,001 to $900,000             3  2,560,047      3.11  853,349    664   71.55
---------------------------- ------ ---------- --------- ------- ------- -------

$900,001 to $1,000,000           2  1,931,395      2.35  965,698    703   69.68
---------------------------- ------ ---------- --------- ------- ------- -------
                                                                               1
$1,000,001 to $1,100,000         1  1,036,919      1.26  1,036,9 9  725   80.00
---------------------------- ------ ---------- --------- ------- ------- -------
                                                                               6
$1,200,001 to $1,300,000         3  3,726,805      4.53  1,242,2 8  745   66.65
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                         847  $82,293,749 100.00%  $97,159    683  63.18%
---------------------------- ------ ---------- --------- ------- ------- -------



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




MORTGAGE RATES OF THE GROUP II
LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                   WEIGHTED WEIGHTED
                             NUMBER             % OF      AVERAGE  AVERAGE  AVERAGE
                             OF      PRINCIPAL  PRINCIPAL PRINCIPAL CREDIT  CURRENT
MORTGAGE RATES (%)           LOANS   BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
2.0001 to 2.5000                 1    $14,880     0.02%  $14,880    714  29.00%
---------------------------- ------ ---------- --------- ------- ------- -------

2.5001 to 3.0000                10  1,368,335      1.66  136,833    736   65.82
---------------------------- ------ ---------- --------- ------- ------- -------

3.0001 to 3.5000                26  3,721,600      4.52  143,138    691   64.40
---------------------------- ------ ---------- --------- ------- ------- -------

3.5001 to 4.0000               115  8,450,550     10.27  73,483     707   49.09
---------------------------- ------ ---------- --------- ------- ------- -------

4.0001 to 4.5000               104  10,986,637    13.35  105,641    721   56.20
---------------------------- ------ ---------- --------- ------- ------- -------

4.5001 to 5.0000                43  4,758,341      5.78  110,659    716   54.48
---------------------------- ------ ---------- --------- ------- ------- -------

5.0001 to 5.5000                73  7,207,343      8.76  98,731     721   59.43
---------------------------- ------ ---------- --------- ------- ------- -------

5.5001 to 6.0000                78  5,554,082      6.75  71,206     713   61.26
---------------------------- ------ ---------- --------- ------- ------- -------

6.0001 to 6.5000                76  6,960,371      8.46  91,584     681   62.79
---------------------------- ------ ---------- --------- ------- ------- -------

6.5001 to 7.0000                53  5,613,152      6.82  105,909    661   65.25
---------------------------- ------ ---------- --------- ------- ------- -------

7.0001 to 7.5000                68  7,168,521      8.71  105,419    673   59.77
---------------------------- ------ ---------- --------- ------- ------- -------

7.5001 to 8.0000                71  7,288,144      8.86  102,650    651   75.11
---------------------------- ------ ---------- --------- ------- ------- -------

8.0001 to 8.5000                36  3,868,215      4.70  107,450    635   80.80
---------------------------- ------ ---------- --------- ------- ------- -------

8.5001 to 9.0000                35  3,826,383      4.65  109,325    625   72.07
---------------------------- ------ ---------- --------- ------- ------- -------

9.0001 to 9.5000                16  1,704,224      2.07  106,514    612   83.88
---------------------------- ------ ---------- --------- ------- ------- -------

9.5001 to 10.0000               16  1,803,506      2.19  112,719    611   81.11
---------------------------- ------ ---------- --------- ------- ------- -------

10.0001 to 10.5000              11    911,164      1.11  82,833     619   76.90
---------------------------- ------ ---------- --------- ------- ------- -------

10.5001 to 11.0000               9    731,288      0.89  81,254     595   80.26
---------------------------- ------ ---------- --------- ------- ------- -------

11.0001 to 11.5000               4    264,991      0.32  66,248     605   70.99
---------------------------- ------ ---------- --------- ------- ------- -------

11.5001 to 12.0000               1     48,107      0.06  48,107     561   43.00
---------------------------- ------ ---------- --------- ------- ------- -------

12.5001 to 13.0000               1     43,915      0.05  43,915     576   65.00
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                         847  $82,293,749 100.00%  $97,159    683  63.18%
---------------------------- ------ ---------- --------- ------- ------- -------

* As of the Cut-off Date, the weighted average mortgage rate of the Group II Loans will be approximately 6.1135% per annum.






________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



NET MORTGAGE RATES OF THE GROUP
II LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                    WEIGHTED WEIGHTED
                             NUMBER             % OF      AVERAGE  AVERAGE  AVERAGE
                             OF      PRINCIPAL  PRINCIPAL PRINCIPAL CREDIT  CURRENT
NET MORTGAGE RATES (%)       LOANS   BALANCE    BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------

2.0000 to 2.4999                 1    $14,880     0.02%  $14,880    714  29.00%
---------------------------- ------ ---------- --------- ------- ------- -------

2.5000 to 2.9999                13  2,332,858      2.83  179,451    728   68.60
---------------------------- ------ ---------- --------- ------- ------- -------

3.0000 to 3.4999                31  3,587,972      4.36  115,741    687   58.35
---------------------------- ------ ---------- --------- ------- ------- -------

3.5000 to 3.9999               165  14,544,487    17.67  88,148     711   51.25
---------------------------- ------ ---------- --------- ------- ------- -------

4.0000 to 4.4999                57  4,960,855      6.03  87,033     729   58.72
---------------------------- ------ ---------- --------- ------- ------- -------

4.5000 to 4.9999                43  6,743,431      8.19  156,824    728   57.96
---------------------------- ------ ---------- --------- ------- ------- -------

5.0000 to 5.4999                81  7,464,875      9.07  92,159     710   64.08
---------------------------- ------ ---------- --------- ------- ------- -------

5.5000 to 5.9999                89  6,197,826      7.53  69,638     682   63.04
---------------------------- ------ ---------- --------- ------- ------- -------

6.0000 to 6.4999                71  6,388,971      7.76  89,986     673   61.78
---------------------------- ------ ---------- --------- ------- ------- -------

6.5000 to 6.9999                59  6,776,285      8.23  114,852    668   64.42
---------------------------- ------ ---------- --------- ------- ------- -------

7.0000 to 7.4999                91  9,041,375     10.99  99,356     657   69.05
---------------------------- ------ ---------- --------- ------- ------- -------

7.5000 to 7.9999                49  4,940,797      6.00  100,833    649   76.27
---------------------------- ------ ---------- --------- ------- ------- -------

8.0000 to 8.4999                34  3,451,817      4.19  101,524    619   73.15
---------------------------- ------ ---------- --------- ------- ------- -------

8.5000 to 8.9999                19  1,983,369      2.41  104,388    627   74.79
---------------------------- ------ ---------- --------- ------- ------- -------

9.0000 to 9.4999                20  1,985,131      2.41  99,257     614   79.26
---------------------------- ------ ---------- --------- ------- ------- -------

9.5000 to 9.9999                 9    790,517      0.96  87,835     624   76.03
---------------------------- ------ ---------- --------- ------- ------- -------

10.0000 to 10.4999               9    731,288      0.89  81,254     595   80.26
---------------------------- ------ ---------- --------- ------- ------- -------

10.5000 to 10.9999               4    264,991      0.32  66,248     605   70.99
---------------------------- ------ ---------- --------- ------- ------- -------

11.0000 to 11.4999               1     48,107      0.06  48,107     561   43.00
---------------------------- ------ ---------- --------- ------- ------- -------

12.0000 to 12.4999               1     43,915      0.05  43,915     576   65.00
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                         847  $82,293,749 100.00%  $97,159    683  63.18%
---------------------------- ------ ---------- --------- ------- ------- -------


* As of the Cut-off Date, the weighted average Net Mortgage Rate of the Group II Loans will approximately 5.7549% per annum.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________





ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II
LOANS


--------------------------- ------- --------------- --------- ---------- ------- -------
                                                                         WEIGHTED WEIGHTED
                             NUMBER                 % OF       AVERAGE   AVERAGE  AVERAGE
ORIGINAL                     OF        PRINCIPAL    PRINCIPAL  PRINCIPAL CREDIT   CURRENT
LOAN-TO-VALUE RATIO (%)      LOANS     BALANCE      BALANCE    BALANCE   SCORE    LTV
--------------------------- ------- --------------- --------- ---------- ------- -------

50.00 or less                  193     $14,034,491    17.05%    $72,718     716  25.77%
--------------------------- ------- --------------- --------- ---------- ------- -------

50.01 to 55.00                  19       2,234,337      2.72    117,597     706   44.08
--------------------------- ------- --------------- --------- ---------- ------- -------

55.01 to 60.00                  18       2,578,131      3.13    143,229     668   52.45
--------------------------- ------- --------------- --------- ---------- ------- -------

60.01 to 65.00                  22       4,565,687      5.55    207,531     693   59.65
--------------------------- ------- --------------- --------- ---------- ------- -------

65.01 to 70.00                  16       4,378,851      5.32    273,678     707   67.56
--------------------------- ------- --------------- --------- ---------- ------- -------

70.01 to 75.00                  26       5,055,826      6.14    194,455     658   71.69
--------------------------- ------- --------------- --------- ---------- ------- -------

75.01 to 80.00                 354      28,240,151     34.32     79,774     695   66.21
--------------------------- ------- --------------- --------- ---------- ------- -------

80.01 to 85.00                  46       5,037,688      6.12    109,515     628   78.88
--------------------------- ------- --------------- --------- ---------- ------- -------

85.01 to 90.00                  72       6,492,530      7.89     90,174     648   78.61
--------------------------- ------- --------------- --------- ---------- ------- -------

90.01 to 95.00                  49       5,134,703      6.24    104,790     640   88.70
--------------------------- ------- --------------- --------- ---------- ------- -------

95.01 to 100.00                 31       4,415,080      5.37    142,422     660   96.88
--------------------------- ------- --------------- --------- ---------- ------- -------

125.01 or greater                1         126,272      0.15    126,272     711  101.00
--------------------------- ------- --------------- --------- ---------- ------- -------
TOTAL:                         847     $82,293,749   100.00%    $97,159     683  63.18%
----------------------------------------------------------------------------------------

* The weighted average loan-to-value ratio at origination of the Group II Loans will be approximately will be approximately 71.89%.

*    With  respect  to Group II Loans  secured  by second  liens,  the  combined
     loan-to-value   ratio  is  used  for  this  table  and   throughout   these
     Computational Materials.

* With respect to each of the Group II Loans indicated in the above table as having a loan-to-value ratio at origination greater than 125%, a statistical valuation or broker's price opinion was obtained indicating that as of the Cut-off Date, the current loan-to-value ratio (computed on the basis of the updated statistical valuation or broker's price opinion and the outstanding principal balance as of the Cut-off Date) was 125% or less.



CURRENT LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

--------------------------- ------- --------------- --------- ---------- -------
                                                                        WEIGHTED
                             NUMBER                 % OF       AVERAGE   AVERAGE
CURRENT                      OF        PRINCIPAL    PRINCIPAL  PRINCIPAL CREDIT
LOAN-TO-VALUE RATIO (%)      LOANS     BALANCE      BALANCE    BALANCE   SCORE
--------------------------- ------- --------------- --------- ---------- -------
50.00 or less                  351     $21,472,710    26.09%    $61,176     715
--------------------------- ------- --------------- --------- ---------- -------

50.01 to 55.00                  59       3,400,477      4.13     57,635     692
--------------------------- ------- --------------- --------- ---------- -------

55.01 to 60.00                 127       8,867,976     10.78     69,827     708
--------------------------- ------- --------------- --------- ---------- -------

60.01 to 65.00                  63       6,974,378      8.47    110,704     693
--------------------------- ------- --------------- --------- ---------- -------

65.01 to 70.00                  37       6,862,623      8.34    185,476     694
--------------------------- ------- --------------- --------- ---------- -------

70.01 to 75.00                  33       5,987,017      7.28    181,425     658
--------------------------- ------- --------------- --------- ---------- -------

75.01 to 80.00                  66      12,951,090     15.74    196,229     672
--------------------------- ------- --------------- --------- ---------- -------

80.01 to 85.00                  30       3,818,001      4.64    127,267     619
--------------------------- ------- --------------- --------- ---------- -------

85.01 to 90.00                  27       3,802,544      4.62    140,835     632
--------------------------- ------- --------------- --------- ---------- -------

90.01 to 95.00                  24       4,008,264      4.87    167,011     629
--------------------------- ------- --------------- --------- ---------- -------

95.01 to 100.00                 29       4,022,397      4.89    138,703     652
--------------------------- ------- --------------- --------- ---------- -------

100.01 to 125.00                 1         126,272     0.15     126,272     711
--------------------------- ------- --------------- --------- ---------- -------
TOTAL:                         847     $82,293,749   100.00%    $97,159     683
--------------------------- ------- --------------- --------- ---------- -------

* The weighted average loan-to-value ratio of the Group II Loans will be approximately 63.18%.

* With respect to each of the Group II Loans indicated in the above table as having a current loan-to value greater than 125% (computed on the basis of the original value of the property), a statistical valuation or broker's price opinion was obtained indicating that as of the Cut-off Date the current loan-to-value ratio (computed on the basis of the updated statistical valuation or broker's price opinion and the outstanding principal balance as of the Cut-off Date) was 125% or less.



________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________





GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE
GROUP II LOANS

--------------------------- ------- --------------- --------- ---------- ------- -------
                                                                         WEIGHTEDWEIGHTED
                                                               AVERAGE   AVERAGE AVERAGE
                            NUMBER    PRINCIPAL     % OF      PRINCIPAL  CREDIT  CURRENT
                              OF                    PRINCIPAL
STATE                       LOANS      BALANCE      BALANCE    BALANCE   SCORE    LTV
--------------------------- ------- --------------- --------- ---------- ------- -------
California                     159     $29,878,135    36.31%   $187,913     692  60.04%
--------------------------- ------- --------------- --------- ---------- ------- -------

New Jersey                     183      12,181,516     14.80     66,566     713   46.65
--------------------------- ------- --------------- --------- ---------- ------- -------

Florida                        124       7,643,429      9.29     61,641     705   64.40
--------------------------- ------- --------------- --------- ---------- ------- -------

Tennessee                       45       3,151,090      3.83     70,024     677   74.44
--------------------------- ------- --------------- --------- ---------- ------- -------

New York                        16       2,558,264      3.11    159,892     650   74.52
--------------------------- ------- --------------- --------- ---------- ------- -------

North Carolina                  10       2,218,664      2.70    221,866     674   70.78
--------------------------- ------- --------------- --------- ---------- ------- -------

Other                          310      24,662,650     29.97     79,557     657   71.48
--------------------------- ------- --------------- --------- ---------- ------- -------
TOTAL:                         847     $82,293,749   100.00%    $97,159     683  63.18%
--------------------------- ------- --------------- --------- ---------- ------- -------

* Other includes other states and the District of Columbia with under 2% concentrations individually.

* No more than approximately 2.0% of the Group II Loans will be secured by mortgaged properties located in any one zip code.




MORTGAGE LOAN PURPOSE OF THE
GROUP II LOANS

--------------------------- ------- --------------- --------- ---------- ------- -------
                                                                         WEIGHTEDWEIGHTED
                                                               AVERAGE   AVERAGE AVERAGE
                            NUMBER    PRINCIPAL     % OF      PRINCIPAL  CREDIT  CURRENT
                              OF                    PRINCIPAL
LOAN PURPOSE                LOANS      BALANCE      BALANCE    BALANCE   SCORE    LTV
--------------------------- ------- --------------- --------- ---------- ------- -------
Purchase                       120     $24,492,282    29.76%   $204,102     668  80.17%
--------------------------- ------- --------------- --------- ---------- ------- -------

Rate/Term Refinance             43       9,348,279     11.36    217,402     677   64.25
--------------------------- ------- --------------- --------- ---------- ------- -------

Equity Refinance               684      48,453,188     58.88     70,838     692   54.39
--------------------------- ------- --------------- --------- ---------- ------- -------
TOTAL:                         847     $82,293,749   100.00%    $97,159     683  63.18%
--------------------------- ------- --------------- --------- ---------- ------- -------

* With respect to approximately 69.82% of the Group II Loans indicated as having an Equity Refinance loan purpose by principal balance, the loan was seasoned a minimum of 115 months and assumed to be Equity Refinance.


OCCUPANCY TYPE OF THE GROUP II
LOANS

--------------------------- ------- --------------- --------- ---------- ------- -------
                                                                         WEIGHTEDWEIGHTED
                                                               AVERAGE   AVERAGE AVERAGE
                            NUMBER    PRINCIPAL     % OF      PRINCIPAL  CREDIT  CURRENT
                              OF                    PRINCIPAL
OCCUPANCY TYPE              LOANS      BALANCE      BALANCE    BALANCE   SCORE    LTV
--------------------------- ------- --------------- --------- ---------- ------- -------
Primary Residence              808     $75,723,279    92.02%    $93,717     682  62.38%
--------------------------- ------- --------------- --------- ---------- ------- -------

Second/Vacation                 11       3,654,050      4.44    332,186     709   70.72
--------------------------- ------- --------------- --------- ---------- ------- -------

Non-Owner Occupied              28       2,916,420      3.54    104,158     695   74.70
--------------------------- ------- --------------- --------- ---------- ------- -------
TOTAL:                         847     $82,293,749   100.00%    $97,159     683  63.18%
--------------------------- ------- --------------- --------- ---------- ------- -------


________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________





MORTGAGED PROPERTY TYPES OF THE
GROUP II LOANS

--------------------------- ------- --------------- --------- ---------- ------- -------
                                                                         WEIGHTEDWEIGHTED
                                                               AVERAGE   AVERAGE AVERAGE
                            NUMBER    PRINCIPAL     % OF      PRINCIPAL  CREDIT  CURRENT
                              OF                    PRINCIPAL
PROPERTY TYPE               LOANS      BALANCE      BALANCE    BALANCE   SCORE    LTV
--------------------------- ------- --------------- --------- ---------- ------- -------
Single-family detached         767     $63,565,209    77.24%    $82,875     687  58.95%
--------------------------- ------- --------------- --------- ---------- ------- -------
Planned Unit Developments
(detached)                      19       6,819,165      8.29    358,903     652   73.60
--------------------------- ------- --------------- --------- ---------- ------- -------
Condo Low-Rise (less than
5 stories)                      25       6,339,057      7.70    253,562     694   81.32
--------------------------- ------- --------------- --------- ---------- ------- -------

Two- to four- family units      17       3,357,344      4.08    197,491     666   79.06
--------------------------- ------- --------------- --------- ---------- ------- -------

Manufactured Home               14       1,492,658      1.81    106,618     654   70.39
--------------------------- ------- --------------- --------- ---------- ------- -------
Planned Unit Developments
(attached)                       3         480,048      0.58    160,016     612   88.17
--------------------------- ------- --------------- --------- ---------- ------- -------
Condo High-Rise (9
stories or more)                 2         240,267      0.29    120,133     715   91.14
--------------------------- ------- --------------- --------- ---------- ------- -------
TOTAL:                         847     $82,293,749   100.00%    $97,159     683  63.18%
--------------------------- ------- --------------- --------- ---------- ------- -------





ORIGINAL TERM OF THE
GROUP II LOANS

--------------------------- ------- --------------- --------- ---------- ------- -------
                                                                         WEIGHTEDWEIGHTED
                                                               AVERAGE   AVERAGE AVERAGE
                            NUMBER    PRINCIPAL     % OF      PRINCIPAL  CREDIT  CURRENT
                              OF                    PRINCIPAL
ORIGINAL TERM IN MONTHS     LOANS      BALANCE      BALANCE    BALANCE   SCORE    LTV
--------------------------- ------- --------------- --------- ---------- ------- -------
61 - 120                         4        $116,942     0.14%    $29,236     748  39.42%
--------------------------- ------- --------------- --------- ---------- ------- -------
121 - 180                        8         365,225      0.44     45,653     709   55.57
--------------------------- ------- --------------- --------- ---------- ------- -------
181 - 240                       13         274,857      0.33     21,143     718   44.97
--------------------------- ------- --------------- --------- ---------- ------- -------
241 - 300                       18       4,347,050      5.28    241,503     702   67.99
--------------------------- ------- --------------- --------- ---------- ------- -------
301 - 360                      802      77,072,173     93.65     96,100     682   63.06
--------------------------- ------- --------------- --------- ---------- ------- -------
361 - 420                        2         117,501      0.14     58,751     685   54.84
--------------------------- ------- --------------- --------- ---------- ------- -------
TOTAL:                         847     $82,293,749   100.00%    $97,159     683  63.18%
----------------------------------------------------------------------------------------

* As of the Cut-off Date, the weighted average original term of the Group II Loans will be approximately 355 months.





________________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________





REMAINING TERM TO MATURITY OF THE GROUP II
LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                    WEIGHTED WEIGHTED
                             NUMBER              % OF      AVERAGE  AVERAGE  AVERAGE
                             OF      PRINCIPAL   PRINCIPAL PRINCIPAL CREDIT  CURRENT
REMAINING TERM IN MONTHS     LOANS   BALANCE     BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
120 or less                    118  $3,049,272    3.71%  $25,841    724  28.83%
---------------------------- ------ ---------- --------- ------- ------- -------

121 to 132                      49  1,906,808      2.32  38,914     708   45.85
---------------------------- ------ ---------- --------- ------- ------- -------

133 to 144                      33  1,249,682      1.52  37,869     713   43.12
---------------------------- ------ ---------- --------- ------- ------- -------

145 to 156                      21    870,612      1.06  41,458     730   53.21
---------------------------- ------ ---------- --------- ------- ------- -------

157 to 168                     133  7,202,503      8.75  54,154     718   44.12
---------------------------- ------ ---------- --------- ------- ------- -------

169 to 180                     107  8,891,554     10.80  83,099     713   45.27
---------------------------- ------ ---------- --------- ------- ------- -------

181 to 192                      69  4,939,696      6.00  71,590     706   48.81
---------------------------- ------ ---------- --------- ------- ------- -------

193 to 204                      22  2,476,432      3.01  112,565    648   49.79
---------------------------- ------ ---------- --------- ------- ------- -------

205 to 216                      10    933,963      1.13  93,396     691   52.15
---------------------------- ------ ---------- --------- ------- ------- -------

217 to 228                      14  1,528,711      1.86  109,194    729   55.52
---------------------------- ------ ---------- --------- ------- ------- -------

229 to 240                      11  1,199,005      1.46  109,000    724   45.58
---------------------------- ------ ---------- --------- ------- ------- -------

241 to 252                       6    906,585      1.10  151,097    734   58.63
---------------------------- ------ ---------- --------- ------- ------- -------

253 to 264                       3    221,395      0.27  73,798     607   77.97
---------------------------- ------ ---------- --------- ------- ------- -------

265 to 276                       3    370,204      0.45  123,401    577   69.31
---------------------------- ------ ---------- --------- ------- ------- -------

277 to 288                       1    516,342      0.63  516,342    580   81.00
---------------------------- ------ ---------- --------- ------- ------- -------

289 to 300                      14  4,779,221      5.81  341,373    690   69.74
---------------------------- ------ ---------- --------- ------- ------- -------

301 to 312                      46  4,254,967      5.17  92,499     637   73.09
---------------------------- ------ ---------- --------- ------- ------- -------

313 to 324                      17  2,802,815      3.41  164,871    670   60.96
---------------------------- ------ ---------- --------- ------- ------- -------

325 to 336                      17  2,165,287      2.63  127,370    671   81.47
---------------------------- ------ ---------- --------- ------- ------- -------

337 to 348                      37  9,520,088     11.57  257,300    676   71.98
---------------------------- ------ ---------- --------- ------- ------- -------

349 to 360                     116  22,508,609    27.35  194,040    659   81.58
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                         847  $82,293,749 100.00%  $97,159    683  63.18%
--------------------------------------------------------------------------------


* As of the Cut-off Date, the weighted average remaining term to maturity of the Group II Loans will be approximately 266 months.




_______________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




SEASONING OF THE GROUP II
LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                     WEIGHTED WEIGHTED
                             NUMBER              % OF      AVERAGE  AVERAGE  AVERAGE
                             OF      PRINCIPAL   PRINCIPAL PRINCIPAL CREDIT  CURRENT
SEASONING IN MONTHS          LOANS   BALANCE     BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------

1 - 12                         133  $27,906,261  33.91%  $209,822   664  80.12%
---------------------------- ------ ---------- --------- ------- ------- -------

13 - 24                         30  8,549,630     10.39  284,988    684   69.18
---------------------------- ------ ---------- --------- ------- ------- -------

25 - 36                         21  3,013,805      3.66  143,515    665   81.39
---------------------------- ------ ---------- --------- ------- ------- -------

37 - 48                         17  2,407,376      2.93  141,610    667   55.63
---------------------------- ------ ---------- --------- ------- ------- -------

49 - 60                         56  4,268,646      5.19  76,226     649   70.50
---------------------------- ------ ---------- --------- ------- ------- -------

61 - 72                          7    572,595      0.70  81,799     613   73.10
---------------------------- ------ ---------- --------- ------- ------- -------

73 - 84                          1    516,342      0.63  516,342    580   81.00
---------------------------- ------ ---------- --------- ------- ------- -------

85 - 96                          4    427,358      0.52  106,840    584   70.74
---------------------------- ------ ---------- --------- ------- ------- -------

97 - 108                         2    164,240      0.20  82,120     598   77.27
---------------------------- ------ ---------- --------- ------- ------- -------

109 - 120                        8  1,028,431      1.25  128,554    730   54.29
---------------------------- ------ ---------- --------- ------- ------- -------

121 - 132                       10  1,199,598      1.46  119,960    720   50.16
---------------------------- ------ ---------- --------- ------- ------- -------

133 - 144                       13  1,406,270      1.71  108,175    736   54.52
---------------------------- ------ ---------- --------- ------- ------- -------

145 - 156                       11    999,772      1.21  90,888     691   52.80
---------------------------- ------ ---------- --------- ------- ------- -------

157 - 168                       21  2,410,623      2.93  114,792    648   49.46
---------------------------- ------ ---------- --------- ------- ------- -------

169 - 180                       70  5,418,963      6.58  77,414     703   49.90
---------------------------- ------ ---------- --------- ------- ------- -------

181 or greater                 443  22,003,838    26.74  49,670     717   42.28
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                         847  $82,293,749 100.00%  $97,159    683  63.18%
--------------------------------------------------------------------------------

* As of the Cut-off Date, the weighted average seasoning of the Group II Loans will be approximately 90 months.





MORTGAGE LOAN DOCUMENTATION TYPES OF THE
GROUP II LOANS

---------------------------- ------ ---------- --------- ------- ------- -------
                                                                  WEIGHTED WEIGHTED
                             NUMBER            % OF      AVERAGE  AVERAGE  AVERAGE
                             OF      PRINCIPAL PRINCIPAL PRINCIPAL CREDIT  CURRENT
DOCUMENTATION TYPE           LOANS   BALANCE   BALANCE   BALANCE  SCORE    LTV
---------------------------- ------ ---------- --------- ------- ------- -------
Reduced Documentation          687  $53,079,958  64.50%  $77,263    695  56.11%
---------------------------- ------ ---------- --------- ------- ------- -------
Full Documentation             160  29,213,791    35.50  182,586    662   76.04
---------------------------- ------ ---------- --------- ------- ------- -------
TOTAL:                         847  $82,293,749 100.00%  $97,159    683  63.18%
---------------------------- ------ ---------- --------- ------- ------- -------

* With respect to approximately 63.73% of the Group II Loans indicated as having a Reduced Documentation Type by principal balance, the loan was seasoned a minimum of 115 months and assumed to be Reduced Documentation.



_______________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



----------------------------------------------------------------------------------------------
                                    SENSITIVITY ANALYSIS
                                         TO 10% CALL
----------------------------------------------------------------------------------------------
% OF PRICING           0%          50%          75%         100%        125%        150%
SPEED ASSUMPTION
----------------------------------------------------------------------------------------------

CLASS A-I-1
Avg.  Life (yrs)      4.33         1.73        1.29         1.00        0.80        0.66
Window (# months)      106           43          33           27          21          18
Maturity (yr-month)  13-Apr        8-Jan       7-Mar        6-Sep       6-Mar       5-Dec

CLASS A-I-2
Avg. Life (yrs)       12.04        5.35        3.88         3.00        2.38        1.97
Window (# months)       107          56          35           24          16          14
Maturity (yr-month)   22-Feb       12-Aug     10-Jan        8-Aug       7-Jun       7-Jan

CLASS A-I-3
Avg.  Life (yrs)      20.26        9.87        7.40         5.58        4.32         3.26
Window (# months)       53          29           33          30           29           23
Maturity (yr-month)   26-Jun      14-Dec       12-Sep      11-Jan       9-Oct       8-Nov

CLASS A-I-4
Avg.  Life (yrs)       7.96        6.66        6.25         5.64        4.95         4.30
Window (# months)       228          90          63           42          26           14
Maturity (yr-month)   26-Jun      14-Dec       12-Sep       11-Jan      9-Oct        8-Nov

CLASS A-II
Avg.  Life (yrs)      12.85        4.75        3.46         2.64        2.08         1.69
Window (# months)       264         126          99           79          64           53
Maturity (yr-month)   26-Jun     14-Dec      12-Sep         11-Jan     9-Oct        8-Nov

CLASS M-1
Avg. Life (yrs)       15.93        7.23        5.53         4.51        3.90         3.59
Window (# months)       157          83          63           42          27           16
Maturity (yr-month)  26-Jun      14-Dec       12-Sep       11-Jan       9-Oct        8-Nov

CLASS M-3
Avg. Life (yrs)       15.06        6.68        5.04          4.08       3.52         3.23
Window (# months)       144          73          55            35         22           12
Maturity (yr-month)  25-May       14-Feb      12-Jan        10-May      9-Apr        8-Jun
----------------------------------------------------------------------------------------------



_______________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



-----------------------------------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
                                   TO 10% CALL
-----------------------------------------------------------------------------------------------------------
CLASS A-IO               0% CPR        25% CPR       60% CPR       61% CPR       62% CPR       65% CPR
-----------------------------------------------------------------------------------------------------------
                          Yield         Yield         Yield         Yield         Yield         Yield
Price  1.33712%           3.00           3.00         3.00           0.71         (2.69)       (12.27)
Payment Window        Jul04 - Nov06  Jul04 - Nov06  Jul04 - Nov06 Jul04 - Nov06  Jul04 - Oct06  Jul04 - Aug06
-----------------------------------------------------------------------------------------------------------




_______________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




----------------------------------------------------------------------------------------------
                                    SENSITIVITY ANALYSIS
                                         TO MATURITY
----------------------------------------------------------------------------------------------
% OF PRICING SPEED      0%          50%         75%         100%        125%         150%
ASSUMPTION
----------------------------------------------------------------------------------------------

CLASS A-I-1
Avg.  Life (yrs)      4.33          1.73        1.29        1.00        0.80         0.66
Window (# months)     106           43          33           27          21           18
Maturity (yr-month) 13-Apr        8-Jan        7-Mar       6-Sep        6-Mar       5-Dec

CLASS A-I-2
Avg. Life (yrs)      12.04          5.35        3.88        3.00        2.38         1.97
Window (# months)     107             56          35         24          16          14
Maturity (yr-month) 22-Feb          12-Aug      10-Jan     8-Aug        7-Jun       7-Jan

CLASS A-I-3
Avg. Life (yrs)      20.41          11.60       8.73        6.55        4.77        3.28
Window (# months)      70            138         134         121        103           27
Maturity (yr-month) 27-Nov          24-Jan     21-Feb       18-Aug     15-Dec       9-Mar

CLASS A-I-4
Avg.  Life (yrs)      7.96           6.68        6.33       6.13        6.04         5.67
Window (# months)      243            197         162        132          98           77
Maturity (yr-month)  27-Sep          23-Nov     20-Dec     18-Jul       15-Oct       14-Feb

CLASS A-II
Avg. Life (yrs)      13.48            5.37       3.86       2.90        2.26         1.84
Window (# months)      335            266          214       168         128          111
Maturity (yr-month) 32-May           26-Aug      22-Apr    18-Jun      15-Feb        13-Sep

CLASS M-1
Avg.  Life (yrs)     16.24            7.67       5.80       4.75        4.10         3.76
Window (# months)     190              130        93          68          50           35
Maturity (yr-month)  29-Mar          18-Nov     15-Mar      13-Mar      11-Sep      10-Jun

CLASS M-3
Avg. Life (yrs)      15.06            6.68       5.04       4.08        3.52         3.23
Window (# months)      144              73         55         35          22           12
Maturity (yr-month) 25-May           14-Feb     12-Jan     10-May       9-Apr        8-Jun
----------------------------------------------------------------------------------------------



_______________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________




-----------------------------------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
                                   TO MATURITY
-----------------------------------------------------------------------------------------------------------
CLASS A-IO               0% CPR        25% CPR       60% CPR       61% CPR       62% CPR       65% CPR
-----------------------------------------------------------------------------------------------------------
                          Yield         Yield         Yield         Yield         Yield         Yield
Price       1.33712%      3.00           3.00         3.00           0.71         (1.62)       (8.80)
Payment Window        Jul04 - Nov06  Jul04 - Nov06  Jul04 - Nov06 Jul04 - Nov06 Jul04 - Nov06 Jul04 - Nov06
-----------------------------------------------------------------------------------------------------------

_______________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________


                           CLASS A-I NET WAC CAP RATE

                       (Static = Current Index Values ( 1)
Shock = Current Index Values( 1) for the Initial period and then All Indices =
                       20% ; 25% CPR; 30/360, no losses)

                                   TO 10% CALL

----------------------------------------------------------------------------------------
            STATIC    SHOCK             STATIC    SHOCK              STATIC    SHOCK
----------------------------------------------------------------------------------------
  MONTH      (%)       (%)     MONTH      (%)      (%)      MONTH      (%)      (%)
----------------------------------------------------------------------------------------
    1       6.211     6.211      28      7.337    7.337       55      7.702    7.702
----------------------------------------------------------------------------------------
    2       6.288     6.288      29      7.355    7.355       56      7.702    7.702
----------------------------------------------------------------------------------------
    3       6.360     6.360      30      7.700    7.700       57      7.701    7.701
----------------------------------------------------------------------------------------
    4       6.429     6.429      31      7.700    7.700       58      7.700    7.700
----------------------------------------------------------------------------------------
    5       6.494     6.494      32      7.699    7.699       59      7.699    7.699
----------------------------------------------------------------------------------------
    6       6.556     6.556      33      7.711    7.711       60      7.698    7.698
----------------------------------------------------------------------------------------
    7       6.614     6.614      34      7.710    7.710       61      7.697    7.697
----------------------------------------------------------------------------------------
    8       6.670     6.670      35      7.710    7.710       62      7.696    7.696
----------------------------------------------------------------------------------------
    9       6.722     6.722      36      7.709    7.709       63      7.695    7.695
----------------------------------------------------------------------------------------
    10      6.772     6.772      37      7.709    7.709       64      7.694    7.694
----------------------------------------------------------------------------------------
    11      6.820     6.820      38      7.708    7.708       65      7.693    7.693
----------------------------------------------------------------------------------------
    12      6.865     6.865      39      7.713    7.713       66      7.692    7.692
----------------------------------------------------------------------------------------
    13      6.908     6.908      40      7.713    7.713       67      7.691    7.691
----------------------------------------------------------------------------------------
    14      6.948     6.948      41      7.712    7.712       68      7.670    7.670
----------------------------------------------------------------------------------------
    15      6.986     6.986      42      7.711    7.711       69      7.669    7.669
----------------------------------------------------------------------------------------
    16      7.023     7.023      43      7.711    7.711       70      7.667    7.667
----------------------------------------------------------------------------------------
    17      7.057     7.057      44      7.710    7.710       71      7.666    7.666
----------------------------------------------------------------------------------------
    18      7.090     7.090      45      7.710    7.710       72      7.665    7.665
----------------------------------------------------------------------------------------
    19      7.121     7.121      46      7.709    7.709       73      7.663    7.663
----------------------------------------------------------------------------------------
    20      7.150     7.150      47      7.708    7.708       74      7.662    7.662
----------------------------------------------------------------------------------------
    21      7.178     7.178      48      7.708    7.708       75      7.660    7.660
----------------------------------------------------------------------------------------
    22      7.205     7.205      49      7.707    7.707       76      7.659    7.659
----------------------------------------------------------------------------------------
    23      7.230     7.230      50      7.706    7.706       77      7.657    7.657
----------------------------------------------------------------------------------------
    24      7.254     7.254      51      7.705    7.705       78      7.656    7.656
----------------------------------------------------------------------------------------
    25      7.276     7.276      52      7.705    7.705       79      7.654    7.654
----------------------------------------------------------------------------------------
    26      7.297     7.297      53      7.704    7.704       80      0.000    0.000
----------------------------------------------------------------------------------------
    27      7.318     7.318      54      7.703    7.703       81      0.000    0.000
----------------------------------------------------------------------------------------

(1) 1Month Libor 1.211%; 6Month Libor = 1.795%; 1Year Libor = 2.365%; COFI = 1.802%; Federal Home Finance Board = 5.710%; 1Year CMT = 2.140%; 3Year CMT= 3.310%

_______________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



                           CLASS A-II NET WAC CAP RATE

                      (Static = Current Index Values ( 1)
 Shock = Current Index Values( 1) for the Initial period and then All Indices =
                      20%; 25% CPR; Actual/360, no losses)

                                   TO 10% CALL

----------------------------------------------------------------------------------------
            STATIC    SHOCK             STATIC    SHOCK              STATIC    SHOCK
----------------------------------------------------------------------------------------
  MONTH      (%)       (%)     MONTH      (%)      (%)      MONTH      (%)      (%)
----------------------------------------------------------------------------------------
    1       4.255     4.255      28      5.244    9.604       55      5.359    12.009
----------------------------------------------------------------------------------------
    2       4.192     4.337      29      5.094    9.313       56      5.356    12.058
----------------------------------------------------------------------------------------
    3       4.154     4.549      30      5.611    10.058      57      5.932    13.350
----------------------------------------------------------------------------------------
    4       4.356     4.786      31      5.432    9.734       58      5.359    12.216
----------------------------------------------------------------------------------------
    5       4.280     4.695      32      5.433    9.926       59      5.540    12.623
----------------------------------------------------------------------------------------
    6       4.470     5.116      33      6.017    11.120      60      5.363    12.305
----------------------------------------------------------------------------------------
    7       4.384     5.008      34      5.436    10.396      61      5.543    12.722
----------------------------------------------------------------------------------------
    8       4.437     5.085      35      5.619    10.743      62      5.366    12.311
----------------------------------------------------------------------------------------
    9       4.971     5.841      36      5.439    10.472      63      5.368    12.391
----------------------------------------------------------------------------------------
    10      4.538     5.696      37      5.622    10.822      64      5.548    12.808
----------------------------------------------------------------------------------------
    11      4.738     5.933      38      5.442    10.609      65      5.371    12.394
----------------------------------------------------------------------------------------
    12      4.651     6.114      39      5.395    10.944      66      5.552    12.819
----------------------------------------------------------------------------------------
    13      4.850     6.361      40      5.577    11.310      67      5.374    12.405
----------------------------------------------------------------------------------------
    14      4.785     6.675      41      5.398    10.946      68      5.376    12.404
----------------------------------------------------------------------------------------
    15      4.797     7.080      42      5.580    11.340      69      5.954    13.732
----------------------------------------------------------------------------------------
    16      4.995     7.369      43      5.401    10.975      70      5.380    12.402
----------------------------------------------------------------------------------------
    17      4.869     7.196      44      5.403    10.976      71      5.561    12.814
----------------------------------------------------------------------------------------
    18      5.066     7.707      45      5.777    11.734      72      5.383    12.400
----------------------------------------------------------------------------------------
    19      4.934     7.490      46      5.406    11.324      73      5.565    12.813
----------------------------------------------------------------------------------------
    20      4.964     7.720      47      5.588    11.701      74      5.387    12.398
----------------------------------------------------------------------------------------
    21      5.527     8.860      48      5.348    11.962      75      5.389    12.397
----------------------------------------------------------------------------------------
    22      5.003     8.445      49      5.528    12.361      76      5.571    12.810
----------------------------------------------------------------------------------------
    23      5.197     8.752      50      5.351    11.991      77      5.393    12.395
----------------------------------------------------------------------------------------
    24      4.987     8.874      51      5.352    11.991      78      5.575    12.812
----------------------------------------------------------------------------------------
    25      5.178     9.193      52      5.532    12.391      79      5.397    12.398
----------------------------------------------------------------------------------------
    26      5.033     9.107      53      5.355    11.991      80      0.000    0.000
----------------------------------------------------------------------------------------
    27      5.054     9.244      54      5.536    12.409      81      0.000    0.000
----------------------------------------------------------------------------------------

(1) 1Month Libor 1.211%; 6Month Libor = 1.795%; 1Year Libor = 2.365%; COFI = 1.802%; Federal Home Finance Board = 5.710%; 1Year CMT = 2.140%; 3Year CMT= 3.310%




_______________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



                            CLASS M NET WAC CAP RATE

                      (Static = Current Index Values ( 1)
            Shock = Current Index Values( 1) for the Initial period
               and then All Indices = 20% 25% CPR; Actual/360, no
                           losses, 10% clean-up call)

                                   TO 10% CALL

----------------------------------------------------------------------------------------
            STATIC  SHOCK(2)            STATIC   SHOCK(2)            STATIC   SHOCK(2)
----------------------------------------------------------------------------------------
  MONTH      (%)       (%)     MONTH      (%)      (%)      MONTH      (%)      (%)
----------------------------------------------------------------------------------------
    1       5.528     5.528      28      6.609    9.471       55      6.595    9.530
----------------------------------------------------------------------------------------
    2       5.425     9.501      29      6.414    9.470       56      6.592    9.532
----------------------------------------------------------------------------------------
    3       5.458     9.502      30      6.974    9.467       57      7.295    10.360
----------------------------------------------------------------------------------------
    4       5.708     9.502      31      6.749    9.466       58      6.586    9.535
----------------------------------------------------------------------------------------
    5       5.587     9.503      32      6.749    9.462       59      6.803    9.749
----------------------------------------------------------------------------------------
    6       5.831     9.503      33      7.481    9.433       60      6.581    9.537
----------------------------------------------------------------------------------------
    7       5.700     9.503      34      6.757    9.429       61      6.797    9.804
----------------------------------------------------------------------------------------
    8       5.753     9.504      35      6.983    9.424       62      6.575    9.540
----------------------------------------------------------------------------------------
    9       6.427     9.504      36      6.757    9.422       63      6.572    9.542
----------------------------------------------------------------------------------------
    10      5.853     9.503      37      6.983    9.418       64      6.788    9.861
----------------------------------------------------------------------------------------
    11      6.096     9.504      38      6.759    9.414       65      6.566    9.550
----------------------------------------------------------------------------------------
    12      5.951     9.502      39      6.651    9.515       66      6.782    9.881
----------------------------------------------------------------------------------------
    13      6.192     9.503      40      6.871    9.516       67      6.560    9.570
----------------------------------------------------------------------------------------
    14      6.049     9.500      41      6.648    9.516       68      6.536    9.588
----------------------------------------------------------------------------------------
    15      6.079     9.498      42      6.868    9.517       69      7.232    10.623
----------------------------------------------------------------------------------------
    16      6.318     9.498      43      6.645    9.517       70      6.529    9.603
----------------------------------------------------------------------------------------
    17      6.148     9.497      44      6.643    9.517       71      6.743    9.931
----------------------------------------------------------------------------------------
    18      6.386     9.495      45      7.099    9.519       72      6.521    9.619
----------------------------------------------------------------------------------------
    19      6.210     9.495      46      6.639    9.520       73      6.734    9.948
----------------------------------------------------------------------------------------
    20      6.240     9.493      47      6.859    9.521       74      6.513    9.636
----------------------------------------------------------------------------------------
    21      6.938     9.489      48      6.611    9.525       75      6.509    9.644
----------------------------------------------------------------------------------------
    22      6.288     9.486      49      6.829    9.584       76      6.722    9.975
----------------------------------------------------------------------------------------
    23      6.523     9.485      50      6.607    9.526       77      6.500    9.662
----------------------------------------------------------------------------------------
    24      6.313     9.480      51      6.605    9.527       78      6.712    9.995
----------------------------------------------------------------------------------------
    25      6.547     9.479      52      6.823    9.612       79      6.491    9.682
----------------------------------------------------------------------------------------
    26      6.356     9.476      53      6.600    9.529       80      0.000    0.000
----------------------------------------------------------------------------------------
    27      6.377     9.473      54      6.818    9.631       81      0.000    0.000
----------------------------------------------------------------------------------------

(1) 1Month Libor 1.211%; 6Month Libor = 1.795%; 1Year Libor = 2.365%; COFI = 1.802%; Federal Home Finance Board = 5.710%; 1Year CMT = 2.140%; 3Year CMT= 3.310%

(2) The Class M Certificates will have the benefit of the cashflows from the Corridor Agreement.


_______________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

________________________________________________________________________________

MERRILL LYNCH                   COMPUTATIONAL MATERIALS FOR RAAC SERIES 2004-SP1
________________________________________________________________________________



                  CORRIDOR AGREEMENT SCHEDULE AND STRIKE RATES

-----------------------------------------------           ------------------------------------------------
Period Notional Schedule Cap           Cap                Period     Notional     Cap Strike Cap Ceiling
              ($)        Strike (%)Ceiling (%)                     Schedule ($)      (%)         (%)
-----------------------------------------------           ------------------------------------------------
   1     11,784,000.00     4.278      8.250                 33    11,784,000.00     8.072       8.250

   2     11,784,000.00     4.224      8.250                 34    11,784,000.00     7.303       8.250

   3     11,784,000.00     4.343      8.250                 35    11,784,000.00     7.590       8.250

   4     11,784,000.00     4.604      8.250                 36    11,784,000.00     7.335       8.250

   5     11,784,000.00     4.478      8.250                 37    11,784,000.00     7.623       8.250

   6     11,784,000.00     4.801      8.250                 38    10,084,496.00     7.390       8.250

   7     11,784,000.00     4.662      8.250                 39     7,908,935.00     7.566       8.250

   8     11,784,000.00     4.723      8.250                 40     7,690,744.00     7.863       8.250

   9     11,784,000.00     5.474      8.250                 41     7,478,229.00     7.572       8.250

  10     11,784,000.00     5.002      8.250                 42     7,271,251.00     7.881       8.250

  11     11,784,000.00     5.258      8.250                 43     7,069,689.00     7.589       8.250

  12     11,784,000.00     5.207      8.250                 44     6,873,384.00     7.592       8.250

  13     11,784,000.00     5.465      8.250                 45     6,682,205.00     8.206       8.250

  14     11,784,000.00     5.457      8.250                 46     6,496,022.00     7.735       8.250

  15     11,784,000.00     5.624      8.250                 47     6,314,911.00     8.039       8.250

  16     11,784,000.00     5.895      8.250                 48     6,138,539.00     7.995       8.250

  17     11,784,000.00     5.710      8.250                 49     5,967,078.00     8.250       8.250

  18     11,784,000.00     6.059      8.250                 50     5,781,725.00     8.015       8.250

  19     11,784,000.00     5.854      8.250                 51     5,586,626.00     8.020       8.250

  20     11,784,000.00     5.955      8.250                 52     5,396,640.00     8.250       8.250

  21     11,784,000.00     6.858      8.250                 53     5,211,642.00     8.029       8.250

  22     11,784,000.00     6.248      8.250                 54     5,031,503.00     8.250       8.250

  23     11,784,000.00     6.524      8.250                 55     4,856,116.00     8.045       8.250

  24     11,784,000.00     6.434      8.250                 56     4,685,344.00     8.070       8.250

  25     11,784,000.00     6.714      8.250                 57     4,519,094.00     8.250       8.250

  26     11,784,000.00     6.547      8.250                 58     4,357,228.00     8.144       8.250

  27     11,784,000.00     6.610      8.250                 59     4,199,716.00     8.250       8.250

  28     11,784,000.00     6.904      8.250                 60     4,046,365.00     8.191       8.250

  29     11,784,000.00     6.660      8.250                 61     3,897,101.00     8.250       8.250

  30     11,784,000.00     7.303      8.250                 62     3,751,792.00     8.204       8.250

  31     11,784,000.00     7.029      8.250                 63     3,610,333.00     8.243       8.250

  32     11,784,000.00     7.099      8.250                 64         0.00          0.00        0.00
-----------------------------------------------           ------------------------------------------------


_______________________________________________________________________________

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.